Exhibit 10.2

Execution Version

INDENTURE

Made as of July 14, 2023

Between

CANOPY GROWTH CORPORATION

(the “Corporation”)

and

ODYSSEY TRUST COMPANY

(the “Trustee”)

(i)

(ii)	INDENTURE

(iii)	INDENTURE

(iv)	INDENTURE

INDENTURE

This Indenture is made as of July 14, 2023, between

CANOPY GROWTH CORPORATION a corporation existing under the Canada Business Corporations Act and having its head office in the City of Smiths Falls, in the Province of Ontario (the “Corporation”)

AND

ODYSSEY TRUST COMPANY a trust company continued under the laws of Canada (the “Trustee”)

RECITALS

The Corporation wishes to create and issue the Debentures (as herein defined) in the manner and subject to the terms and conditions of this Indenture; and

FOR VALUE RECEIVED, the parties hereto agree as follows:

ARTICLE 1 – INTERPRETATION

Section 1.1 Definitions

In this Indenture and in the Debentures, unless there is something in the subject matter or context inconsistent here- or therewith, the expressions following shall have the following meanings; however, all terms used in this Indenture and in any Debenture which are defined in the U.S. Securities Act (as defined below) (except as herein otherwise expressly provided or unless the context otherwise requires) shall have the meanings assigned to such terms in the U.S. Securities Act:

(1) “Additional Amounts” has the meaning ascribed to it in Section 7.10;

(2) “Aggregate Share Cap” has the meaning ascribed thereto in Section 6.1(3);

(3) “Applicable Securities Legislation” means (i) all applicable Canadian securities laws in each of the provinces and territories of Canada and the respective regulations made thereunder, together with applicable published fee schedules, prescribed forms, policy statements, notices, orders, blanket rulings and other regulatory instruments of the securities regulators in each province and territory of Canada, and all rules and policies of the Toronto Stock Exchange and (ii) all applicable United States securities laws, including, without limitation, the U.S. Securities Act, the U.S. Securities Exchange Act and all applicable state securities laws and all rules and policies of the Exchange;

(4) “Approved Bank” has the meaning ascribed thereto in Section 14.8;

(5) “Attribution Parties” means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Closing Date, directly or indirectly managed or advised by a Debentureholder’s investment manager or any of its affiliates or principals, (ii) any direct or indirect affiliates of a Debentureholder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a Group together with such Debentureholder or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Corporation’s Common Shares would or could be aggregated with such Debentureholder’s and the other Attribution Parties for purposes of Section 13(d) of the U.S. Securities Exchange Act. For clarity, the purpose of this definition is to subject collectively all Debentureholders and all other Attribution Parties to the Maximum Percentage;

(6) “Auditors of the Corporation” means an independent firm of chartered accountants duly appointed as auditors of the Corporation;

(7) “Board of Directors” means the board of directors of the Corporation;

(8) “Book Based Only Debentures” means Debentures issued under this Indenture in accordance herewith in non-certificated form which are held only by way of book based (electronic) register maintained by the Trustee;

(9) “Business Day” means any day other than a Saturday, Sunday or any other day that the Trustee in Toronto, Ontario and Calgary, Alberta is not generally open for business;

(10) [Reserved]

(11) [Reserved]

(12) [Reserved]

(13) “Closing Date” means July 14, 2023;

(14) “Common Shares” means the common shares in the capital of the Corporation, as such common shares are constituted on the date of execution and delivery of this Indenture; provided that in the event of a change or a subdivision, revision, reduction, combination or consolidation thereof, any reclassification, capital reorganization, consolidation, amalgamation, arrangement, merger, sale or conveyance or liquidation, dissolution or winding-up, or such successive changes, subdivisions, redivisions, reductions, combinations or consolidations, reclassifications, capital reorganizations, consolidations, amalgamations, arrangements, mergers, sales or conveyances or liquidations, dissolutions or windings-up, then, subject to adjustments, if any, having been made in accordance with the provisions of Section 12.1, “Common Shares” shall, as the context may require, mean the shares or other securities or property resulting from such change, subdivision, redivision, reduction, combination or consolidation, reclassification, capital reorganization, consolidation, amalgamation, arrangement, merger, sale or conveyance or liquidation, dissolution or winding-up and provided, further, that the Common Shares shall be listed on an Exchange;

(15) “Conversion Price” means $0.55 per Common Share, subject to the provisions of Article 12;

(16) “Corporation” means Canopy Growth Corporation and includes any successor to or of the Corporation which shall have complied with the provisions of Article 10;

(17) “Counsel” means a barrister or solicitor or firm of barristers or solicitors retained or employed by the Trustee or retained or employed by the Corporation and reasonably acceptable to the Trustee;

(18) “Current Market Price” means, generally, the VWAP of the Common Shares for the 20 consecutive trading days ending on the date immediately preceding the applicable date. If the Common Shares are not listed on a recognized stock exchange, reference shall be made for the purpose of the above calculation to the principal market on which the Common Shares are listed or quoted or if no such prices are available “Current Market Price” shall be the fair value of a Common Share as reasonably determined by the Board of Directors;

(19) “Date of Conversion” has the meaning ascribed thereto in subsection 6.4(2), which, in each instance, shall not occur until after the Trigger Date;

(20) “Debenture Certificate” means a certificate evidencing Debentures issued under this Indenture in accordance herewith and substantially in the form attached as Schedule A hereto;

(21) [Reserved]

(22) “Debentureholders” or “holders” means the Persons for the time being entered in the register for Debentures as registered holders of Debentures in accordance with the provisions of Article 3;

(23) “Debentures” means the debentures of the Corporation designated as “0.00% Convertible Senior Unsecured Debentures” and described in Section 2.5, issued and certified hereunder, or deemed to be issued and certified hereunder, and for the time being outstanding, whether in definitive, uncertificated or interim form;

(24) “Defeased Debentures” has the meaning ascribed thereto in subsection 9.6(2);

(25) “Distributed Securities” has the meaning ascribed thereto in Section 12.1(e);

(26) “Dollars” or “$” has the meaning ascribed thereto in Section 1.7;

(27) “Event of Default” has the meaning ascribed thereto in Section 8.1;

(28) “Exchange” means, the principal U.S. national or regional securities exchange on which the Common Shares are then listed, or, if the Common Shares are not then listed on a U.S. national or regional securities exchange, the principal other market on which the Common Shares are then traded;

(29) “Expiration Date” has the meaning ascribed thereto Section 12.1(f);

(30) “Expiration Time” has the meaning ascribed thereto Section 12.1(f);

(31) [Reserved]

(32) [Reserved]

(33) “Fully Registered Debentures” means Debentures registered in accordance with the provisions of Article 3 as to both principal and interest;

(34) “GAAP” means generally accepted accounting principles in effect from time to time in the United States, applied on a consistent basis, subject to the provisions of Section 1.17;

(35) “Group” means a “group” as that term is used in Section 13(d) of the U.S. Securities Exchange Act and as defined in Rule 13d-5 thereunder;

(36) “Indemnified Taxes” has the meaning ascribed to it in Section 7.10;

(37) “Ineligible Consideration” shall have the meaning ascribed to it in Section 12.1(m);

(38) “Interest Payment Date” means each Date of Conversion (when corresponding to accrued and unpaid interest on the Principal Converted on such Date of Conversion from the date of issuance of such Debentures to, but excluding, such Date of Conversion) and, to the extent applicable, the Maturity Date (when corresponding to accrued and unpaid interest on the principal amount outstanding on the Maturity Date from the date of issuance of such Debentures to, but excluding, the Maturity Date);

(39) “Internal Procedures” means in respect of the making of any one or more entries to, changes in or deletions of any one or more entries in any register of Debentureholders existing in accordance with the provisions of Article 3 at any time (including without limitation, on the Closing Date), the minimum number of the Trustee’s internal procedures customary at such time for the entry, change or deletion made to be complete under the operating procedures followed at that time by the Trustee, it being understood that neither preparation and issuance shall constitute part of such procedures for any purpose of this definition;

(40) “Maturity Account” means an account or accounts required to be established by the Corporation (and which shall be maintained by and subject to the control of the Trustee) for the Debentures issued pursuant to and in accordance with this Indenture;

(41) “Material Adverse Effect” means (a) a material adverse effect on the business, property, operations or financial condition of the Corporation and its Subsidiaries, taken as a whole or (b) a material adverse effect on the ability of the Corporation to fully and timely perform its obligations hereunder;

(42) “Maturity Date” has the meaning ascribed thereto in Section 2.5(2);

(43) “Maximum Percentage” has the meaning ascribed thereto in Section 8.6(4);

(44) “Merger Event” has the meaning ascribed thereto in Section 12.1(d);

(45) [Reserved]

(46) [Reserved]

(47) “Officer’s Certificate” means a certificate of the Corporation signed by any authorized officer or director of the Corporation, in their capacity as an officer or director of the Corporation, and not in their personal capacity;

(48) “Person” includes an individual, corporation, company, partnership, joint venture, association, trust, trustee, unincorporated organization or government or any agency or political subdivision thereof;

(49) “Principal Converted” means the aggregate principal amount of Debentures converted on each Date of Conversion;

(50) “Relevant Taxing Jurisdiction” has the meaning ascribed to it in Section 7.10;

(51) “Reported Outstanding Share Number” has the meaning ascribed thereto in Section 8.6(4);

(52) “Rule 144” means Rule 144 as promulgated under the Securities Act.

(53) “SEC” means the U.S. Securities and Exchange Commission;

(54) [Reserved]

(55) [Reserved]

(56) “Securities” has the meaning ascribed thereto in Section 2.15(1);

(57) [Reserved]

(58) “Shareholder Approval” has the meaning ascribed thereto in Section 7.12;

(59) “Spin-off Securities” has the meaning ascribed thereto in Section 12.1(e);

(60) “Spin-off Valuation Period” has the meaning ascribed thereto in Section 12.1(e);

(61) “Subsidiary” has the meaning ascribed thereto in the Securities Act (Ontario);

(62) “Tax Act” means the Income Tax Act (Canada), as amended from time to time;

(63) “Taxes” has the meaning ascribed to it in Section 7.10;

(64) “this Indenture”, “hereto”, “herein”, “hereby”, “hereunder”, “hereof” and similar expressions refer to this Indenture, as amended and/or supplemented from time to time, and not to any particular Article, Section, subsection, clause, subdivision or other portion hereof;

(65) “Time of Expiry” means the close of business on the Business Day immediately preceding the Maturity Date of the Debentures;

(66) “Trading Day” means a day on which (a) the Exchange is open for trading and quotations; (b) there is no VWAP Market Disruption Event; and (c) trading in the Common Shares generally occurs on the Exchange. If the Common Shares are not so listed or traded, then “Trading Day” means a Business Day;

(67) “Trigger Date” means the date on which the Corporation obtains Shareholder Approval;

(68) “Trustee” means Odyssey Trust Company, or its successor or successors, as trustee hereunder;

(69) “Uncertificated Debenture” means any Debenture which is not issued as part of a Debenture Certificate and, for greater certainty, includes Debentures issued by way of Direct Registration System Advice;

(70) “United States” or “U.S.” means the United States of America, its territories and possessions, any state of the United States, or any political subdivision thereof, and the District of Columbia;

(71) “U.S. Common Shares Legend” has the meaning ascribed thereto in Section 2.15(1)(b);

(72) “U.S. Debentures Legend” has the meaning ascribed thereto in Section 2.15(1)(a);

(73) “U.S. Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder;

(74) “U.S. Securities Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder;

(75) “VWAP” means the per share volume-weighted average price of the Common Shares as displayed under the heading “Bloomberg VWAP” on Bloomberg page “CGC <EQUITY> AQR” (or, if such page is not available, its equivalent successor page) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day (or, if such volume-weighted average price is unavailable, the market value of one Common Share on such Trading Day, determined, using a volume-weighted average price method, by a U.S. nationally recognized independent investment banking firm selected by the Corporation). The VWAP will be determined without regard to after-hours trading or any other trading outside of the regular trading session hours;

(76) “VWAP Market Disruption Event” means, with respect to any date, (a) the failure by the Exchange to open for trading during its regular trading session on such date; or (b) the occurrence or existence, for more than one half-hour period in the aggregate, of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the Exchange or otherwise) in the Common Shares or in any options contracts or futures contracts relating to the Common Shares, and such suspension or limitation occurs or exists at any time before 1:00 p.m., Toronto time, on such date.

(77) [Reserved]; and

(78) “Written Direction of the Corporation” means an instrument in writing signed by any one officer or director of the Corporation.

Section 1.2 Meaning of “Outstanding”

Every Debenture executed by the Corporation and certified and delivered by, or every Uncertificated Debenture issued by the Corporation and authenticated by, the Trustee by completing its Internal Procedures hereunder shall be deemed to be outstanding until it is cancelled, converted or delivered to the Trustee for cancellation or conversion for Common Shares and shall have been delivered and set aside under Section 9.2, provided that:

(a)	Debentures which have been partially converted shall be deemed to be outstanding only to the extent of the unconverted part of the principal amount thereof;

(b)

when a new Debenture has been issued in substitution for a Debenture which has been lost, stolen or destroyed, only one of such Debentures shall be counted for the purpose of determining the aggregate principal amount of Debentures outstanding; and

(c)

for the purposes of any provision of this Indenture entitling holders of outstanding Debentures to vote, sign consents, requisitions or other instruments or take any other action under this Indenture, Debentures owned directly or indirectly, legally or equitably, by the Corporation or its affiliates shall be disregarded except that:

(i)

for the purpose of determining whether the Trustee shall be protected in relying on any such vote, consent, requisition or other instrument or action, only the Debentures which the Trustee knows are so owned shall be so disregarded; and

(ii)

Debentures so owned which have been pledged in good faith other than to the Corporation or its affiliates shall not be so disregarded if the pledgee shall establish to the satisfaction of the Trustee the pledgee’s right to vote such Debentures, sign consents, requisitions or other instruments or take such other actions in the pledgee’s discretion free from the control of the Corporation or an affiliate of the Corporation.

Section 1.3 Interpretation

In this Indenture:

(a)	words importing the singular number or masculine gender shall include the plural number or the feminine or neuter genders, and vice versa;

(b)	all references to Articles and Schedules refer, unless otherwise specified, to articles of and schedules to this Indenture;

(c)	all references to Sections, subsections or clauses refer, unless otherwise specified, to Sections, subsections or clauses of this Indenture;

(d)

words and terms denoting inclusiveness (such as “include” or “includes” or “including”), whether or not so stated, are not limited by and do not imply limitation of their context or the words or phrases which precede or succeed them;

(e)

reference to any agreement or other instrument in writing means such agreement or other instrument in writing (including a facsimile, PDF or other electronic transmission) as amended, modified, replaced or supplemented from time to time;

(f)

reference to any signature means a signature completed manually or by facsimile or by way of a digital signature, including electronic images of handwritten signatures and digital signatures provided by DocuSign, Orbit, Adobe Sign or any other similar digital signature provider, subject to approval by the Trustee (acting reasonably) at the relevant time);

(g)	unless otherwise indicated, reference to a statute shall be deemed to be a reference to such statute as amended, re-enacted or replaced from time to time; and

(h)

unless otherwise indicated, time periods within which a payment is to be made or any other action is to be taken hereunder shall be calculated by including the day on which the period commences and excluding the day on which the period ends.

Section 1.4 [Reserved]

Section 1.5 Headings, etc.

The division of this Indenture into Articles and Sections, the provision of a Table of Contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Indenture or of the Debentures.

Section 1.6 Time of Essence

Time shall be of the essence of this Indenture.

Section 1.7 Monetary References

Whenever any amounts of money are referred to herein, such amounts shall be deemed to be in lawful money of Canada (“Dollars” or “$”) unless otherwise expressed.

Section 1.8 Invalidity

Any provision hereof which is prohibited or unenforceable shall be ineffective only to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof.

Section 1.9 Language

Each of the parties hereto hereby acknowledges that it has consented to and requested that this Indenture and all documents relating hereto, including, without limiting the generality of the foregoing, the Form of Debenture attached hereto as Schedule A, be drawn up in the English language only.

Section 1.10 Successors and Assigns

All covenants and agreements of the Corporation in this Indenture and the Debentures shall bind its successors and assigns, whether so expressed or not. All covenants and agreements of the Trustee in this Indenture shall bind its successors.

Section 1.11 Severability

In case any provision in this Indenture or in the Debentures shall be invalid, illegal or unenforceable, such provision shall be deemed to be severed herefrom or therefrom and the validity, legality and enforceability of the remaining provisions shall not in any way be affected, prejudiced or impaired thereby.

Section 1.12 Entire Agreement

This Indenture and all supplemental indentures and Schedules hereto and thereto, and the Debentures issued hereunder and thereunder, together constitute the entire agreement between the parties hereto with respect to the obligations created hereunder and thereunder and under the Debentures and supersedes as of the date hereof all prior memoranda, agreements, negotiations, discussions and term sheets, whether oral or written, with respect to the obligations created hereunder or thereunder and under the Debentures.

Section 1.13 Benefits of Indenture

Nothing in this Indenture or in the Debentures, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any paying agent, any Debentureholder, any benefit or any legal or equitable right, remedy or claim under this Indenture or in the Debentures.

Section 1.14 Applicable Law and Attornment

This Indenture, any supplemental indenture and the Debentures shall be governed by and interpreted in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein and shall be treated in all respects as Ontario contracts, with respect to any suit, action or proceedings relating to this Indenture, any supplemental indenture or any Debenture, the Corporation, the Trustee and each holder irrevocably submit and attorn to the non-exclusive jurisdiction of the courts of the Province of Ontario.

Section 1.15 Payment

Subject to Section 2.14, Section 8.1 and Article 9 hereof which contemplates a possible repayment in cash, all payments to be made under this Indenture or any Debenture shall only be made in Common Shares and, for greater certainty, subject to Section 2.14, Section 8.1 and Article 9 hereof, in no event shall any cash payment or any other property of the Corporation be payable by the Corporation to the Debentureholders in connection with, or as a result of, the issuance, conversion or repayment of the Debentures.

Section 1.16 Non-Business Days

Whenever any payment to be made hereunder shall be due, any period of time would begin or end, any calculation is to be made or any other action is to be taken on, or as of, or from a period ending on, a day other than a Business Day, such payment shall be made, such period of time shall begin or end, such calculation shall be made and such other action shall be taken, as the case may be, unless otherwise specifically provided herein, on or as of the next succeeding Business Day without any additional interest, cost or charge to the Corporation.

Section 1.17 Accounting Terms

Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time.

Section 1.18 Calculations

The Corporation shall be responsible for making all calculations called for hereunder including, without limitation, calculations of the Conversion Price. The Corporation shall make such calculations in good faith and, absent manifest error, the Corporation’s calculations shall be final and binding on all holders and the Trustee. The Corporation shall provide a schedule of its calculations to the Trustee and the Trustee shall be entitled to rely conclusively on the accuracy of such calculations without independent verification.

Section 1.19 Acts of Debentureholders

Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Debentureholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by Debentureholders in person or by agents duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Corporation. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Debentureholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Debenture, shall be sufficient for any purpose of this Indenture and conclusive in favour of the Trustee and the Corporation, if made in the manner provided in this Section 1.19.

The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

The ownership of the Debentures, including the principal amount and serial numbers, and the date of holding the same, shall be proved by the register of Debentureholders, as maintained by the Trustee.

If the Corporation shall solicit from the Debentureholders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Corporation may, at its option, by or pursuant to a board resolution, fix in advance a record date for the determination of Debentureholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Corporation shall have no obligation to do so.

Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Debentureholders shall bind every future debentureholder of the same Debenture and the Debentureholders issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Corporation in reliance thereon, whether or not notation of such action is made upon such Debenture.

Section 1.20 Schedules

(1) The following Schedules are incorporated into and form part of this Indenture:

Schedule A – Form of Debenture

Schedule B – Form of Notice of Conversion

Schedule C – Form of Schedule of Conversions

Schedule D – Common Share Legend

Schedule E – Form of Certificate of Transfer

(2) In the event of any inconsistency between the provisions of any Section of this Indenture and the provisions of the Schedules which form a part hereof, the provisions of this Indenture shall prevail to the extent of the inconsistency.

ARTICLE 2 – THE DEBENTURES

Section 2.1 [Reserved]

Section 2.2 Limit of Debentures

The aggregate principal amount of Debentures authorized to be issued under this Indenture is $40,380,000, but Debentures may be issued only upon and subject to the conditions and limitations herein set forth.

Section 2.3 [Reserved]

Section 2.4 [Reserved]

Section 2.5 Form and Terms of Debentures

(1) The Debentures authorized for issue under this Indenture are limited to an aggregate principal amount of up to $40,380,000 and shall be designated as “0.00% Convertible Senior Unsecured Debentures”. The Debentures shall be in the form provided for in Schedule A hereto. For the avoidance of doubt, it is acknowledged and agreed that the Debentures shall constitute one and the same series and the Debentures shall be the only debentures issued under or pursuant to this Indenture.

(2) The Debentures shall mature on January 15, 2024 (the “Maturity Date”).

(3) The Debentures shall bear interest from the date of issuance of such Debentures at the rate of 0.00% per annum (based on a year of 365 or 366 days, as the case may be), payable after as well as before default, with interest on amounts in default at the same rate, in each case, in Common Shares on the Principal Converted on each Interest Payment Date in accordance with Section 6.4. Any payment required to be made on any day that is not a Business Day will be made on the next succeeding Business Day. Any and all interest payable under this Indenture or any Debenture shall be paid in Common Shares, and for greater certainty, subject to Section 2.14, Section 8.1 and Article 9 hereof, in no event shall any cash payment or any other property of the Corporation be payable by the Corporation to the Debentureholders in connection with, or as a result of, the issuance, conversion or repayment of the Debentures. Notwithstanding anything contained herein to the contrary or in any Debenture, no interest or premiums shall be paid on or in respect of the Debentures.

(4) Each Debenture will rank pari passu with each other Debenture (regardless of their actual date or terms of issue) and, subject to statutory preferred exceptions, with all other present and future senior unsecured obligations or indebtedness of the Corporation.

(5) Upon and subject to the provisions and conditions of Article 6 and Section 3.7, the holder of each Debenture shall have the right at such holder’s option, at any time after the Trigger Date and prior to the Time of Expiry, to convert any part, being $1,000 or an integral multiple of $1,000 thereof, of the principal amount of a Debenture plus any accrued and unpaid interest thereon into Common Shares based on the Conversion Price in effect on the applicable Date of Conversion.

No adjustment in the number of Common Shares to be issued upon conversion of the Debentures will be made for dividends or distributions on Common Shares issuable upon conversion of the Debentures. No fractional Common Shares will be issued upon conversion of the Debentures and where the aggregate number of Common Shares to be so issued to a Debentureholder would result in a fraction of a Common Share being issuable, the number of Common Shares to be received by such holder shall be rounded down to the nearest whole Common Share. The Conversion Price applicable to, and the Common Shares receivable on the conversion of, the Debentures is subject to adjustment pursuant to the provisions of Section 12.1. Holders converting their Debentures will receive the applicable number of Common Shares due on account of the principal and all accrued and unpaid interest (subject to Section 7.10) in respect of the Debentures surrendered for conversion up to but excluding the Date of Conversion from, and including, the date of issuance of such Debentures.

(6) [Reserved]

(7) The Debentures shall be issued in denominations of $1,000 and integral multiples of $1,000 thereof. Each Debenture and the certificate of the Trustee endorsed thereon shall be issued in substantially the form set out in Schedule A, with such insertions, omissions, substitutions or other variations as shall be required or permitted by this Indenture, and may have imprinted or otherwise reproduced thereon such legend or legends or endorsements, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto or with any rules or regulations of any securities exchange or securities regulatory authority or to conform with general usage, all as may be determined by the Board of Directors executing such Debenture in accordance with Section 2.8 hereof, as conclusively evidenced by their execution of a Debenture. Each Debenture shall additionally bear such distinguishing letters and numbers as the Trustee shall approve. Notwithstanding the foregoing, a Debenture may be in such other form or forms as may, from time to time, be, approved by a resolution of the Board of Directors, or as specified in an Officer’s Certificate or in an indenture supplemental hereto, in each case, in accordance herewith. The Debentures may be engraved, lithographed, printed, mimeographed or typewritten or partly in one form and partly in another.

The Debentures shall be issued in the form of one or more Debenture Certificates and/or as Uncertificated Debentures.

(8) [Reserved]

Section 2.6 [Reserved]

Section 2.7 [Reserved]

Section 2.8 Execution of Debentures

Subject to Section 2.9 with respect to Uncertificated Debentures, all Debentures shall be signed (either manually or by electronic signature) by any one authorized director or officer of the Corporation holding office at the time of signing. An electronic signature upon a Debenture shall for all purposes of this Indenture be deemed to be the signature of the Person whose signature it purports to be. Notwithstanding that any Person whose signature, either manual or in electronic form, appears on a Debenture as a director or officer may no longer hold such office at the date of the Debenture or at the date of the certification and delivery thereof, such Debenture shall be valid and binding upon the Corporation and entitled to the benefits of this Indenture.

Section 2.9 Certification of Debentures

(1) No Debenture shall be issued or, if issued, shall be obligatory on the Corporation or shall entitle the holder to the benefits of this Indenture, until it has been manually certified by or on behalf of the Trustee substantially in the form set out in this Indenture, in the relevant supplemental indenture, or in some other form approved by the Trustee. Such certification or authentication of any Debenture shall be conclusive evidence that such Debenture is duly issued, is a valid obligation of the Corporation and the holder is entitled to the benefits hereof. Debentures will be certified or authenticated on a Written Direction of the Corporation.

(2) The certificate of the Trustee signed on the Debentures, or interim Debentures hereinafter mentioned, and the authentication of Uncertificated Debentures, shall not be construed as a representation or warranty by the Trustee as to the validity of this Indenture or of the Debentures or interim Debentures or as to the issuance of the Debentures or interim Debentures and the Trustee shall in no respect be liable or answerable for the use made of the Debentures or interim Debentures or any of them or the proceeds thereof. The certificate of the Trustee on the Debentures or interim Debentures, and the authentication of Uncertificated Debentures, shall, however, be a representation and warranty by the Trustee that the Debentures or interim Debentures have been duly certified by or on behalf of the Trustee pursuant to the provisions of this Indenture.

(3) The Trustee shall certify Uncertificated Debentures (whether upon original issuance, exchange, registration or otherwise) by completing its Internal Procedures and the Corporation shall, and hereby acknowledges that it shall, thereupon be deemed to have duly and validly issued such Uncertificated Debentures have been duly issued hereunder and that the holder or holders are entitled to the benefits of this Indenture. The register shall be final and conclusive evidence as to all matters relating to Uncertificated Debentures with respect to which this Indenture requires the Trustee to maintain records or accounts. In case of differences between the register at any time and any other time, the register at the later time shall be controlling, absent manifest error and such Uncertificated Debentures shall be binding on the Corporation.

Section 2.10 Interim Debentures or Certificates

Pending the delivery of definitive Debentures to the Trustee, the Corporation may issue and the Trustee may certify in lieu thereof interim Debentures in such forms and in such denominations and signed in such manner as provided herein, entitling the holders thereof to definitive Debentures when the same are ready for delivery; or the Corporation may execute and the Trustee may certify a temporary Debenture for the whole principal amount of Debentures then authorized to be issued hereunder and the Corporation may deliver the same to the Trustee and thereupon the Trustee may issue its own interim certificates in such form and in such amounts, not exceeding in the aggregate the principal amount of the temporary Debenture so delivered to it, as the Corporation and the Trustee may approve entitling the holders thereof to definitive Debentures when the same are ready for delivery; and, when so issued and certified, such interim or temporary Debentures or interim certificates shall, for all purposes but without duplication, rank in respect of this Indenture equally with all other Debentures duly issued hereunder and, pending the exchange thereof for definitive Debentures, the holders of the interim or temporary Debentures or interim certificates shall be deemed without duplication to be Debentureholders and entitled to the benefit of this Indenture to the same extent and in the same manner as though the said exchange had actually been made. Forthwith after the Corporation shall have delivered the definitive Debentures to the Trustee, the Trustee shall cancel such temporary Debentures, if any, and shall call in for exchange all interim Debentures or certificates that shall have been issued and forthwith after such exchange shall cancel the same. No charge shall be made by the Corporation or the Trustee to the holders of such interim or temporary Debentures or interim certificates for the exchange thereof. All interest paid upon interim or temporary Debentures or interim certificates shall be noted thereon as a condition precedent to such payment unless paid by cheque to the registered holders thereof.

Section 2.11 Mutilation, Loss, Theft or Destruction

In case any of the Debentures issued hereunder shall become mutilated or be lost, stolen or destroyed, the Corporation, in its discretion, may issue, and thereupon the Trustee shall certify and deliver, a new Debenture upon surrender and cancellation of the mutilated Debenture, or in the case of a lost, stolen or destroyed Debenture, in lieu of and in substitution for the same, and the substituted Debenture shall be in a form approved by the Trustee and shall be entitled to the benefits of this Indenture and rank equally in accordance with its terms with all other Debentures issued or to be issued hereunder. In case of loss, theft or destruction the applicant for a substituted Debenture shall furnish to the Corporation and to the Trustee such evidence of the loss, theft or destruction of the Debenture as shall be satisfactory to them in their discretion and shall also furnish an indemnity and surety bond reasonably satisfactory to them in their discretion. The applicant shall pay all reasonable expenses incidental to the issuance of any substituted Debenture.

Section 2.12 Concerning Interest

(1) All Debentures issued hereunder, whether originally or upon exchange or in substitution for previously issued Debentures which are interest bearing, shall bear interest from and including their issue date to and excluding the applicable Interest Payment Date.

(2) Interest shall be computed on the basis of a year of 365 or 366 days, as the case may be. With respect to any Debentures, whenever interest is computed on the basis of a year (the “deemed year”) which contains fewer days than the actual number of days in the calendar year of calculation, such rate of interest shall be expressed as a yearly rate for purposes of the Interest Act (Canada) by multiplying such rate of interest by the actual number of days in the calendar year of calculation and dividing it by the number of days in the deemed year.

Section 2.13 Debentures to Rank Pari Passu

The Debentures will be direct senior unsecured obligations of the Corporation. Each Debenture will rank pari passu with each other Debenture (regardless of their actual date or terms of issue) and, subject to statutory preferred exceptions, with all other present and future senior unsecured obligations or indebtedness of the Corporation.

Section 2.14 Payments of Amounts Due on Maturity

(1) Except as may otherwise be provided herein or in any supplemental indenture in respect of any Debentures including, without limitation, Section 2.14(2), if the Corporation has not obtained Shareholder Approval, payments of amounts due upon maturity of the Debentures will be made in cash in an amount equal to the sum of the aggregate principal amount of such holder’s Debentures outstanding at such time (or until payment is received by the Trustee) plus premium due thereon (if any) and all accrued and unpaid interest thereon (subject to Section 7.10).

(2) Notwithstanding anything to the contrary contained herein or in any supplemental indenture in respect of any Debentures including Section 2.14(1), if the Corporation has obtained Shareholder Approval, payments of amounts due upon maturity of the Debentures will, at the sole option of the Corporation by written notice to the Trustee no later than 5 Business Days prior to the Maturity Date, be made in cash or in such number of Common Shares as is equal to the sum of the aggregate principal amount of such Debentures outstanding at such time (or until payment is received by the Trustee for the benefit of the Debentureholders) plus premium due thereon (if any) and all accrued and unpaid interest thereon (subject to Section 7.10) divided by the Conversion Price.

(3) The Corporation will establish and maintain with the Trustee a Maturity Account for the Debentures. The Maturity Account shall be maintained by and be subject to the control of the Trustee for the purposes of this Indenture.

(4) In the event that the Corporation is to make payments of amounts due upon maturity of the Debentures in cash, on or before 11:00 a.m. (Toronto time) on the Maturity Date for Debentures outstanding from time to time under this Indenture, the Corporation will deliver to the Trustee a certified cheque or wire transfer for deposit in the applicable Maturity Account in an amount sufficient to pay the cash amount payable in respect of such Debentures outstanding at such time (or until payment is received by the Trustee) plus premium due thereon (if any) and all accrued and unpaid interest thereon (subject to Section 7.10).

(5) In the event that the Corporation is to make payments of amounts due upon maturity of the Debentures in Common Shares, on or before 11:00 a.m. (Toronto time) on the Maturity Date for Debentures outstanding from time to time under this Indenture, the Corporation shall deliver to the Trustee in the Maturity Account such number of Common Shares as is equal to the sum of the aggregate principal amount of such Debentures outstanding at such time (or until payment is received by the Trustee) plus premium due thereon (if any) and all accrued and unpaid interest thereon (subject to Section 7.10) divided by the Conversion Price as of the Maturity Date.

(6) The Trustee, on behalf of the Corporation, will, upon surrender of the Debenture at any branch of the Trustee designated for such purpose from time to time by the Corporation and the Trustee, (i) pay to each holder entitled to receive cash payment the principal amount of and premium (if any) and accrued and unpaid interest on the Debenture or (ii) deliver such Common Shares to each holder entitled to receive delivery thereof on account of the principal amount thereof and all premium (if any) and accrued and unpaid interest thereon, as applicable. At the direction of the Corporation, the Trustee will remit such taxes withheld as and when required to the applicable tax authorities. The delivery of such funds or Common Shares, as applicable, to the Trustee for deposit to the Maturity Account will satisfy and discharge the liability of the Corporation for the Debentures to which the delivery of such funds or Common Shares, as applicable, relates to the extent of the amount delivered (subject to Section 7.10) and such Debentures will thereafter to that extent not be considered as outstanding under this Indenture and such holder will have no other right in regard thereto other than to receive out of the funds or Common Shares, as applicable, so delivered or made available the amount of funds or number of such Common Shares, as applicable, to which it is entitled on the Maturity Date.

Section 2.15 U.S. Legends

(1) The Debentures and Common Shares issuable upon conversion thereof have not been and will not be registered under the U.S. Securities Act or any state securities laws. The Debentures and all Common Shares issuable on conversion thereof (collectively, the “Securities”), shall be “restricted securities” within the meaning assigned to that term in Rule 144(a)(3) under the U.S. Securities Act.

(a)

Each Debenture, as well as all securities issued in exchange for or in substitution of each such Debenture, shall be issued under a restricted CUSIP number or in certificated form bearing the legend below (the “U.S. Debentures Legend”) (unless otherwise agreed by the Corporation with notice thereof to the Trustee or as otherwise provided in the immediately succeeding paragraph):

“THE SECURITY AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF CANOPY GROWTH CORPORATION (THE “CORPORATION”), THAT THIS SECURITY AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE CORPORATION, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BECOME EFFECTIVE OR BEEN DECLARED EFFECTIVE UNDER THE U.S. SECURITIES ACT AND THAT CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER, (C) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE U.S. STATE SECURITIES LAWS, AND, IN THE CASE OF (C) OR (D) ABOVE, AFTER THE HOLDER FURNISHES TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION TO SUCH EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

Any Debenture (or security issued in exchange or substitution therefor) (i) that has been transferred pursuant to a registration statement that has become effective or been declared effective under the U.S. Securities Act and that continues to be effective at the time of such transfer or (ii) that has been sold pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the U.S. Securities Act, shall, upon (x) delivery of an opinion of counsel for the Corporation that such Debenture is no longer required under applicable requirements of the U.S. Securities Act to include a restricted CUSIP or the U.S. Debenture Legend and (y) surrender of such Debenture for exchange to the registrar in accordance with the provisions of Section 3.6, be exchanged for a new Debenture, of like tenor and aggregate principal amount, which shall not bear the U.S. Debentures Legend required by this Section 2.15(1)(a) and shall not be assigned a restricted CUSIP number. The Trustee shall be entitled to rely on such opinion of counsel without further inquiry.

(b)

Each Common Share issuable upon conversion of a Debenture shall be issued under a restricted CUSIP number in certificated form bearing the legend below (the “U.S. Common Shares Legend”) (unless such Common Share has been issued upon a conversion of a Debenture that does not bear a U.S. Debentures Legend, unless otherwise agreed by the Corporation or as otherwise provided in the immediately succeeding paragraph):

“THE SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF CANOPY GROWTH CORPORATION (THE “CORPORATION”), THAT THIS SECURITY MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE CORPORATION, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BECOME EFFECTIVE OR BEEN DECLARED EFFECTIVE UNDER THE U.S. SECURITIES ACT AND THAT CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER, (C) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE U.S. STATE SECURITIES LAWS, AND, IN THE CASE OF (C) OR (D) ABOVE, AFTER THE HOLDER FURNISHES TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION AND THE TRANSFER AGENT FOR THE COMMON SHARES TO SUCH EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

Any Common Share (i) that has been transferred pursuant to a registration statement that has become effective or been declared effective under the U.S. Securities Act and that continues to be effective at the time of such transfer or (ii) that has been sold pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the U.S. Securities Act, shall, upon (x) delivery of an opinion of counsel to the Corporation that such Debenture is no longer required under applicable requirements of the U.S. Securities Act to include a restricted CUSIP or the U.S. Debenture Legend and (y) surrender of such Common Share for exchange in accordance with the procedures of the transfer agent for the Common Shares, be exchanged for a new Common Share, of a like aggregate number of Common Shares, which shall not bear the U.S. Common Shares Legend required by this Section 2.15(1)(b) and shall not be assigned a restricted CUSIP number.

(2) The parties hereto hereby acknowledge and agree that the Securities may not be reoffered, or resold, pledged or otherwise transferred except in compliance with the U.S. Debentures Legend or U.S. Common Shares Legend, as applicable.

ARTICLE 3 – REGISTRATION, TRANSFER, EXCHANGE AND OWNERSHIP

Section 3.1 Book Based Only Debentures

(1) With respect to Debentures issuable in whole or in part as one or more Book Based Only Debentures, the Corporation shall cause to be kept by and at the principal offices of the Trustee in Calgary, Alberta and by the Trustee or such other registrar as the Corporation, with the approval of the Trustee, may appoint at such other place or places, if any, as the Corporation may designate with the approval of the Trustee, a register in which shall be entered the name and address of the holder of each such Book Based Only Debenture as holder thereof and particulars of the Book Based Only Debenture held by it. If any Debentures are at any time not Book Based Only Debentures, the provisions of Section 3.2 shall govern with respect to registrations of such Debentures.

(2) Notwithstanding any provisions made in this Indenture for the issuance, certification and authentication of Debentures in physical form, the Debentures issued under the terms of this Indenture may also be issued in book based only form, non-certificated and appearing on the register of the Trustee as a book based entry.

(3) In the establishment and maintenance of a non-certificated Book Based Only Debenture issue, the Trustee shall maintain such a record on its register for Debentures in book based form only. The parties hereto further recognize that, notwithstanding the issuance of Book Based Only Debentures, conversions of Debentures shall occur as contemplated by the terms of this Indenture but the Trustee is permitted to employ whatever reasonable means it may from time to time require in order to guarantee the unhindered (but subject to the terms and conditions hereof) conversion of such Debentures appearing on the register for Debentures in book based only form by making whatever arrangements are deemed necessary by it.

Section 3.2 Fully Registered Debentures

(1) With respect to Debentures issuable as Fully Registered Debentures, the Corporation shall cause to be kept by and at the principal office of the Trustee in Calgary, Alberta and by the Trustee or such other registrar as the Corporation, with the approval of the Trustee, may appoint at such other place or places, if any, as may be specified in the Debentures or as the Corporation may designate with the approval of the Trustee, a register in which shall be entered the names and addresses of the holders of Fully Registered Debentures and particulars of the Debentures held by them respectively.

(2) No transfer of a Fully Registered Debenture shall be valid unless made on such register referred to in Section 3.2(1) by the registered holder or such holder’s executors, administrators or other legal representatives or an attorney duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Trustee or other registrar upon surrender of the Debentures together with a duly executed form of transfer acceptable to the Trustee upon compliance with such other reasonable requirements as the Trustee or other registrar may prescribe, or unless the name of the transferee shall have been noted on the Debenture by the Trustee or other registrar

Section 3.3 Transferee Entitled to Registration

The transferee of a Debenture shall be entitled, after the appropriate form of transfer is lodged with the Trustee or other registrar and upon compliance with all other conditions required by this Indenture or by law, to be entered on the register as the owner of such Debenture free from all equities or rights of set-off or counterclaim between the Corporation and the transferor or any previous holder of such Debenture, save in respect of equities of which the Corporation is required to take notice by statute or by order of a court of competent jurisdiction. In the case of any Debenture Certificate that includes a U.S. Debentures Legend, the Trustee shall rely on the Form of Certificate of Transfer signed by the transferor without further enquiry. The Trustee shall not register a transfer of a Debenture Certificate that includes a U.S. Debentures Legend unless the transferor has provided the Trustee with such Debenture Certificate and the Form of Certificate of Transfer, in the form included in below, stating that the transfer is being made, (i) and the offer of the securities being transferred was made pursuant to, and in compliance with, Rule 144 or another exemption from registration under the U.S. Securities Act and any applicable U.S. State securities laws, (ii) to the Corporation or (iii) pursuant to a registration statement that become effective or been declared effective under the U.S. Securities Act and that continues to be effective at the time of such transfer; provided, however, that if the transfer is being made pursuant to Rule 144 or another exemption from the registration requirements under the U.S. Securities Act and any applicable U.S. State securities laws, the Trustee shall not register the transfer unless the transferor has provided any evidence reasonably requested by the Corporation and/or the Trustee, which evidence may include an opinion of counsel of recognized standing, in form and substance satisfactory to the Corporation and/or Trustee, as applicable, to the effect that the transfer is being made in compliance with Rule 144 or such other exemption from the registration requirements under the U.S. Securities Act and any applicable U.S. State securities laws. Upon surrender for registration of transfer of Debentures, the Corporation shall issue and thereupon the Trustee shall certify and deliver a new Debenture Certificate or confirm the electronic deposit of Uncertificated Debentures of like tenor in the name of the designated transferee and register such transfer in accordance with Section 3.2. If less than all the Debentures evidenced by the Debenture Certificate(s) or Uncertificated Debentures so surrendered are transferred, the transferor shall be entitled to receive, in the same manner, a new Debenture Certificate or electronically deposited Uncertificated Debentures registered in their name evidencing the Debentures not transferred.

Section 3.4 No Notice of Trusts

Neither the Corporation nor the Trustee nor any registrar shall be bound to take notice of or see to the execution of any trust (other than that created by this Indenture) whether express, implied or constructive, in respect of any Debenture, and may transfer the same on the direction of the Person registered as the holder thereof, whether named as trustee or otherwise, as though that Person were the beneficial owner thereof.

Section 3.5 Registers Open for Inspection

The registers referred to in Section 3.1 and Section 3.2 shall at all reasonable times be open for inspection by the Corporation, the Trustee or any Debentureholder. Every registrar, including the Trustee, shall from time to time when requested so to do by the Corporation, in writing, furnish the Corporation with a list of names and addresses of holders of registered Debentures entered on the register kept by them and showing the principal amount and serial numbers of the Debentures held by each such holder, provided the Trustee shall be entitled to charge a reasonable fee to the Corporation to provide such a list.

Section 3.6 Exchanges of Debentures

(1) Subject to Section 3.1, Section 3.2 and Section 3.7, Debentures in any authorized form or denomination may be exchanged for Debentures in any other authorized form or denomination, of the same series and date of maturity, bearing the same interest rate and of the same aggregate principal amount as the Debentures so exchanged.

(2) In respect of exchanges of Debentures permitted by subsection 3.6(1), Debentures may be exchanged only at the principal offices of the Trustee in the City of Calgary, Alberta or at such other place or places, if any, as may be specified in the Debentures and at such other place or places as may from time to time be designated by the Corporation with the approval of the Trustee. Any Debentures surrendered for exchange shall be surrendered to the Trustee. The Corporation shall execute and the Trustee shall certify all Debentures necessary to carry out exchanges as aforesaid. All Debentures surrendered for exchange shall be cancelled.

Section 3.7 Closing of Registers

(1) Neither the Corporation nor the Trustee nor any registrar shall be required to make conversions of any Debentures the Business Day immediately preceding the Maturity Date for the Debentures.

(2) Subject to any restriction herein provided, the Corporation with the approval of the Trustee may at any time close any register for the Debentures, other than those kept at the principal offices of the Trustee in Calgary, Alberta, and transfer the registration of any Debentures registered thereon to another register (which may be an existing register) and thereafter such Debentures shall be deemed to be registered on such other register. Notice of such transfer shall be given to the holders of such Debentures.

Section 3.8 Charges for Registration, Transfer and Exchange

For each Debenture exchanged, registered or discharged from registration, the Trustee or other registrar, except as otherwise herein provided, may make a reasonable charge for its services and in addition may charge a reasonable sum for each new Debenture issued (such amounts to be agreed upon from time to time by the Trustee and the Corporation), and payment of such charges and reimbursement of the Trustee or other registrar for any stamp taxes or governmental or other charges required to be paid shall be made by the party requesting such exchange, registration or discharge from registration as a condition precedent thereto. Notwithstanding the foregoing provisions, no charge shall be made to a Debentureholder hereunder:

(a)	for any exchange, registration or discharge from registration of any Debenture applied for within a period of two months from the date of the first delivery of the Debentures;

(b)	for any exchange of any interim or temporary Debenture or interim certificate that has been issued under Section 2.10 for a definitive Debenture;

(c)	for any exchange of an Uncertificated Debenture; or

(d)	for any discharge from registration in connection with a cancellation of a Debenture.

Section 3.9 Ownership of Debentures

(1) Unless otherwise required by law, the Person in whose name any registered Debenture is registered shall for all purposes of this Indenture be and be deemed to be the owner thereof and payment of or on account of the principal of and premium, if any, on such Debenture and interest thereon shall be made to such registered holder.

(2) The registered holder for the time being of any registered Debenture shall be entitled to the principal, premium, if any, and/or interest evidenced by such instruments, respectively, free from all equities or rights of set-off or counterclaim between the Corporation and the original or any intermediate holder thereof and all persons may act accordingly and the receipt of any such registered holder for any such principal, premium or interest shall be a good discharge to the Trustee, any registrar and to the Corporation for the same and none shall be bound to inquire into the title of any such registered holder.

(3) Where Debentures are registered in more than one name, the principal, premium, if any, and interest from time to time payable in respect thereof may be paid to the order of all such holders, failing written instructions from them to the contrary, and the receipt of any one of such holders therefor shall be a valid discharge, to the Trustee, any registrar and to the Corporation.

(4) In the case of the death of one or more joint holders of any Debenture the principal, premium, if any, and interest from time to time payable thereon may be paid to the order of the survivor or survivors of such registered holders and the receipt of any such survivor or survivors therefor shall be a valid discharge to the Trustee and any registrar and to the Corporation.

ARTICLE 4 – [RESERVED]

ARTICLE 5 – [RESERVED]

ARTICLE 6 – CONVERSION OF DEBENTURES

Section 6.1 Applicability of Article

(1) The Debentures (subject, however, to any applicable restriction of the conversion of Debentures as set forth in this Indenture including, without limitation, Section 6.1(3)) will be convertible into Common Shares, at such conversion rate or rates, and on such date or dates and in accordance with this Indenture (including but not limited to Section 2.5(5) hereof) and in such Debentures. Notwithstanding the foregoing, in the case of any conflict or inconsistency between this Article 6 and Section 2.5, as to the Debentures, with the exception of Section 6.1(3), Section 2.5 shall govern and prevail.

(2) Such right of conversion shall extend only to the maximum number of whole Common Shares into which the aggregate principal amount of the Debenture or Debentures surrendered for conversion at any one time by the holder thereof may be converted. Fractional interests in Common Shares shall be adjusted for in the manner provided in Section 12.2.

(3) Notwithstanding anything else in this Section 6.1, this Indenture or any Debenture to the contrary, unless and until the Corporation obtains Shareholder Approval to issue 73,418,178 Common Shares or such greater number of Common Shares as the Corporation may determine in good faith (the “Aggregate Share Cap”) issuable under or pursuant to this Indenture, no conversion of the Debentures whatsoever shall be permitted. The right of conversion shall only be permitted after the Trigger Date. The restriction on conversions of the Debentures will apply until the Corporation has obtained Shareholder Approval.

Section 6.2 [Reserved]

Section 6.3 [Reserved]

Section 6.4 Manner of Exercise of Right to Convert

(1) The holder of a Debenture desiring to convert such Debenture in whole or in part into Common Shares shall surrender such Debenture to the Trustee at its principal office in the City of Calgary, Alberta together with one or more conversion notices in the form of Schedule B or any other written notice or notices in a form satisfactory to the Trustee (including, for greater certainty, electronically with an original to follow promptly upon request by the Trustee) duly executed by the holder or their executors or administrators or other legal representatives or their attorney duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Trustee, exercising their right to convert such Debenture in accordance with the provisions of this Article. Thereupon such Debentureholder, subject to payment of all applicable stamp or security transfer taxes or other governmental charges and compliance with all reasonable requirements of the Trustee, or their nominee(s) or assignee(s) shall be entitled to be entered in the books of the Corporation as at the Date of Conversion (or such later date as is specified in subsection 6.4(2)) as the holder of the number of Common Shares, as applicable, into which such Debenture is convertible in accordance with the provisions of this Article and, within two (2) Business Days, the Corporation shall deliver to such Debentureholder or, subject as aforesaid, their nominee(s) or assignee(s), a certificate or certificates for such Common Shares, including with respect to any payment of interest to which such holder is entitled in accordance with subsection 6.4(5).

(2) For the purposes of this Article, a Debenture or any part thereof shall be deemed to be surrendered for conversion on the date (herein called the “Date of Conversion”) on which it is so surrendered when the register of the Trustee is open and in accordance with the provisions of this Article and all necessary documentation in respect of the exercise of the conversion rights and, in the case of a Debenture so surrendered by mail or other means of transmission, on the date on which it is received by the Trustee at its office specified in Section 13.3; provided that if a Debenture is surrendered for conversion on a day on which the register of Common Shares is closed, the Person or Persons entitled to receive Common Shares shall become the holder or holders of record of such Common Shares as at the date on which such registers are next reopened.

(3) Any part, being $1,000 or an integral multiple of $1,000 thereof, of a Debenture in a denomination in excess of $1,000 may be converted as provided in this Article and all references in this Indenture to conversion of Debentures shall be deemed to include conversion of such parts.

(4) The holder of any Debenture of which only a part is converted shall, upon the exercise of their right of conversion, surrender such Debenture to the Trustee in accordance with subsection 6.4(1), and the Trustee shall cancel the same and shall without charge forthwith certify and deliver to the holder a new Debenture or Debentures in an aggregate principal amount equal to the unconverted part of the principal amount of the Debenture so surrendered.

(5) The holder of a Debenture surrendered for conversion in accordance with this Section 6.4 shall be entitled (subject to any applicable restriction on the right to receive interest on conversion of Debentures) to receive accrued and unpaid interest in respect thereof, in Common Shares, up to but excluding the Date of Conversion and the Common Shares issued upon such conversion shall rank only in respect of distributions or dividends declared in favour of shareholders of record on and after the Date of Conversion or such later date as such holder shall become the holder of record of such Common Shares pursuant to subsection 6.4(2), from which applicable date they will for all purposes be and be deemed to be issued and outstanding as fully paid and non-assessable Common Shares.

Section 6.5 Schedule of Conversions

The Trustee shall record each conversion made pursuant to this Indenture and shall maintain a record of all conversions made pursuant to this Indenture in accordance with Schedule C hereto.

Section 6.6 Restricted CUSIP or U.S. Legend on Common Shares

Subject to Section 2.15(1)(b), each Common Share issued upon conversion of a Debenture that bears a U.S. Debentures Legend shall be represented by a certificate bearing the U.S. Common Shares Legend.

ARTICLE 7 – COVENANTS OF THE CORPORATION

The Corporation hereby covenants and agrees with the Trustee for the benefit of the Trustee and the Debentureholders, that so long as any Debentures remain outstanding:

Section 7.1 To Pay Principal, Premium (if any) and Interest

Subject to Section 8.6 in all respects, the Corporation will duly and punctually pay or cause to be paid to every Debentureholder the principal of, premium (if any) and interest accrued on the Debentures of which it is the holder on the dates, at the places and in the manner mentioned herein and in the applicable Debentures. Subject to Section 2.14, Section 8.1 and Article 9 hereof which contemplates a possible repayment in cash, any and all amounts payable under this Indenture or any Debenture shall be paid in Common Shares and for greater certainty, subject to Section 2.14, Section 8.1 and Article 9 hereof, in no event shall any cash payment or any other property of the Corporation be payable by the Corporation to the Debentureholders in connection with, or as a result of, the issuance, conversion or repayment of the Debentures.

Section 7.2 To Pay Trustee’s Remuneration

The Corporation will pay the Trustee reasonable remuneration for its services as Trustee hereunder and will repay to the Trustee on demand all monies which shall have been paid by the Trustee in connection with the execution of the trusts hereby created and such monies including the Trustee’s remuneration, shall be payable out of any funds coming into the possession of the Trustee in priority to payment of any principal of the Debentures or interest or premium thereon. Such remuneration shall continue to be payable until the trusts hereof be finally wound up and whether or not the trusts of this Indenture shall be in the course of administration by or under the direction of a court of competent jurisdiction.

Section 7.3 To Give Notice of Event of Default

The Corporation shall promptly notify the Trustee and the Debentureholders by way of an Officer’s Certificate setting forth the details of such Event of Default, its status and the action that the Corporation is taking or proposing to take in respect thereof upon obtaining knowledge of any Event of Default hereunder.

Section 7.4 Preservation of Existence, etc.

Subject to the express provisions hereof, the Corporation will carry on and conduct its activities, and cause its Subsidiaries to carry on and conduct their businesses, in a business-like manner and in accordance with good business practices; and, subject to the express provisions hereof, it shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and rights, except where failure to do so would not result in a Material Adverse Effect.

Section 7.5 Keeping of Books

The Corporation shall keep or cause to be kept proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Corporation in accordance with generally accepted accounting principles.

Section 7.6 Annual Certificate of Compliance

The Corporation shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Corporation (beginning with the fiscal year ending on March 31, 2024) and at any reasonable time upon demand by the Trustee, an Officer’s Certificate stating whether the signers thereof have knowledge of any Event of Default that is continuing and, if so, specifying each such Event of Default and the nature thereof.

Section 7.7 Performance of Covenants Notice by Trustee

If the Corporation shall fail to perform any of its covenants contained in this Indenture, the Trustee may notify the Debentureholders of such failure on the part of the Corporation, but shall be under no obligation to do so.

Section 7.8 Maintain Listing

The Debentures will not be listed. The Corporation shall obtain all necessary approvals to list the Common Shares issuable upon Conversion of the Debentures on the Toronto Stock Exchange and the Nasdaq Global Select Market. Until the earlier of (i) the date that no Debentures are outstanding; and (ii) July 15, 2024, the Corporation shall use commercially reasonable efforts to maintain the listing or quotation of the Common Shares on both of the Toronto Stock Exchange and the Nasdaq Global Select Market. Until no Debentures are outstanding, the Corporation shall use commercially reasonable efforts to maintain the listing or quotation of the Common Shares on either one of the Toronto Stock Exchange or the Nasdaq Global Select Market. The Corporation shall use commercially reasonable efforts to maintain the Corporation’s status as a “reporting issuer” not in default of the requirements of the Applicable Securities Legislation; provided that nothing in this Section 7.8 shall prevent or restrict the Corporation from carrying out a transaction to which Article 10 would apply if carried out in compliance with Article 10 even if as a result of such transaction the Corporation ceases to be a “reporting issuer” in all or any of the provinces of Canada or the Common Shares cease to be listed on a recognized stock exchange.

Section 7.9 No Dividends on Common Shares if Event of Default

The Corporation shall not declare or pay any dividend to the holders of its issued and outstanding Common Shares after the occurrence and continuance of an Event of Default unless and until such Event of Default shall have been cured or waived in accordance with the terms hereof or shall have ceased to exist.

Section 7.10 Withholding Matters

(a) All payments or deliveries (whether upon conversion, repurchase, redemption, maturity or otherwise, and whether in cash, Common Shares, Reference Property or otherwise) made by or on behalf of the Corporation under or with respect to the Debentures are required to be made free and clear of and without withholding or deduction for or on account of any present or future tax, duty, levy, impost, assessment or other governmental charge (including penalties, interest and other liabilities related thereto) (hereinafter referred to as “Taxes”) imposed or levied by or on behalf of the government of Canada, any province or territory of Canada or any political subdivision or any authority or agency therein or thereof having power to tax (each, a “Relevant Taxing Jurisdiction”), unless such Person is required to withhold or deduct Taxes by law or by the interpretation or administration thereof.

(b) If the Corporation is so required to withhold or deduct any amount for or on account of Taxes imposed by a Relevant Taxing Jurisdiction from any payment or delivery made under (v) or with respect to the Debentures, the Corporation shall be required to pay such additional amounts (“Additional Amounts”) as may be necessary so that the net amount received by a Debentureholder or beneficial owner of Debentures (including Additional Amounts) after such withholding or deduction will not be less than the amount such Debentureholder or beneficial owner of Debentures would have received if such Taxes (including Taxes on any Additional Amounts) had not been withheld or deducted; provided, however, that the foregoing obligations to pay Additional Amounts do not apply to:

(i)

any Canadian withholding Taxes imposed on a payment to a Debentureholder or beneficial owner of Debentures (or the right to receive interest payable on the Debentures) by reason of the Corporation not dealing at arm’s length (within the meaning of the Tax Act (Canada)) with such Debentureholder or beneficial owner of Debentures (or the right to receive interest payable on the Debentures) at the time of the payment;

(ii)

any Canadian withholding Taxes imposed on a payment to a Debentureholder or beneficial owner of Debentures by reason of such Debentureholder or beneficial owner being a “specified shareholder” of the Corporation (as defined in subsection 18(5) of the Tax Act (Canada)) or by reason of such Debentureholder or beneficial owner not dealing at arm’s length with a specified shareholder of the Corporation;

(iii)

any Canadian withholding Taxes imposed on a payment to a Debentureholder, former Debentureholder or beneficial owner of Debentures by reason of such Debentureholder’s, former Debentureholder’s or beneficial owner’s failure to comply with any certification, identification, information, documentation or other reporting requirement if compliance is required by law, regulation, administrative practice or an applicable treaty as a precondition to exemption from, or a reduction in the rate of deduction or withholding of, such Taxes (provided that in the case of any imposition or change in any such certification, identification, information, documentation or other reporting requirement which applies to Debentureholders, former Debentureholders or beneficial owners of Debentures who are not residents of Canada, at least sixty (60) days prior to the effective date of any such imposition or change, the Corporation shall give written notice, in the manner provided for in this Indenture, to the Trustee and the applicable Debentureholders then outstanding of such imposition or change, as the case may be, and provide the Trustee and such Debentureholders with such forms or documentation, if any, as may be required to comply with such certification, identification, information, documentation, or other reporting requirement);

(iv)

any Taxes that would not have been so imposed but for the existence of any present or former connection between the relevant Debentureholder or beneficial owner of Debentures and the Relevant Taxing Jurisdiction including, for greater certainty and without limitation, being or having been a citizen, resident or national thereof, or being or having been present or engaged in a trade or business therein or maintaining a permanent establishment or other physical presence in or otherwise having some connection with the Relevant Taxing Jurisdiction (other than a connection from the mere acquisition, ownership or holding of such Debenture or a beneficial interest therein or the enforcement of rights thereunder or the receipt of any payment in respect thereof); or any estate, inheritance, gift, sales, excise, transfer, personal property tax or similar tax, assessment or governmental charge

(any Taxes imposed by a Relevant Taxing Jurisdiction that are not excluded pursuant to any of the above clauses are referred to as “Indemnified Taxes”).

(c) The Corporation shall make any required withholding or deduction and remit the full amount deducted or withheld to the Relevant Taxing Jurisdiction in accordance with applicable law. Upon request, the Corporation shall provide the Trustee on behalf of Debentureholders and beneficial owners of Debentures (and the Trustee shall forthwith provide Holders and beneficial owners of Debentures) with official receipts or other documentation evidencing the payment of the Taxes with respect to which Additional Amounts are paid.

(d) If the Corporation is or will become obligated to pay Additional Amounts under or with respect to any payment or delivery made on the Debentures, at least 30 days prior to the date of such payment (unless such obligation to pay Additional Amounts arises after the 30th day prior to such date, in which case it shall be promptly thereafter), the Corporation shall deliver to the Trustee an officer’s certificate stating the fact that Additional Amounts will be payable and the amount so payable and such other information necessary to enable the Paying Agent to pay Additional Amounts to Debentureholders or beneficial owners on the relevant payment date.

(e) Whenever in this Indenture there is mentioned in any context: the payment of principal, interest, or any other amount payable on or with respect to any of the Debentures (including amounts payable on conversion), such reference shall be deemed to include payment of Additional Amounts provided for in this Section 7.10 to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof.

(f) The Corporation shall indemnify and hold harmless a Debentureholder or beneficial owner of the Debentures for the amount of any Indemnified Taxes payable pursuant to Regulation 803 of the Income Tax Regulations (Canada) levied or imposed and paid by such Debentureholder or beneficial owner as a result of payments made under or with respect to the Debentures, any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, and any such Indemnified Taxes levied or imposed and paid by such Debentureholder or beneficial owner of the Debentures with respect to any reimbursement under this paragraph.

(g) The Corporation shall pay any present or future stamp, court or documentary taxes or any other excise, property or similar Taxes, charges or levies that arise in any Relevant Taxing Jurisdiction from the execution, delivery, enforcement or registration of the Debentures, this Indenture or any other document or instrument in relation thereof, or the receipt of any payments with respect to the Debentures and the Corporation shall agree to indemnify the Debentureholders and beneficial owners of Debentures for any such amounts (including penalties, interest and other liabilities related thereto) paid by such Debentureholders or beneficial owners

The obligations described in this Section 7.10 will survive any termination or discharge of this Indenture.

Section 7.11 SEC Reporting Status

(1) The Corporation shall use commercially reasonable efforts to timely file on the applicable deadline all reports required to be filed with the SEC pursuant to Sections 13 or 15(d) of the U.S. Securities Exchange Act, and will take all reasonable action under its control to ensure that adequate current public information with respect to the Corporation, as required in accordance with Rule 144 of the U.S. Securities Act, is publicly available, and will not terminate its status as an issuer required to file reports under the U.S. Securities Exchange Act even if the U.S. Securities Exchange Act or the rules and regulations thereunder would permit such termination.

(2) The Corporation confirms that it has either (i) a class of securities registered pursuant to Section 12 of the U.S. Securities Exchange Act; or (ii) a reporting obligation pursuant to Section 15(d) of the U.S. Securities Exchange Act, and has provided the Trustee with an Officer’s Certificate (certifying such reporting obligation and other information as requested by the Trustee). The Corporation covenants that in the event that the Common Shares are no longer registered pursuant to Section 12 of the U.S. Securities Exchange Act, the Corporation shall promptly deliver to the Trustee an Officer’s Certificate notifying the Trustee of such termination and such other information as the Trustee may require at the time. The Corporation acknowledges that the Trustee is relying upon the foregoing representation and covenants in order to meet certain SEC obligations with respect to those clients who are filing with the SEC.

Section 7.12 Shareholder Approval

The Corporation shall include for vote by the shareholders of the Corporation during the next annual general and special meeting of the shareholders of the Corporation the approval of the issuance of Common Shares in an amount equal to the Aggregate Share Cap, to be approved by the affirmative vote of a majority of the Common Shares entitled to vote thereon and present in person or represented by proxy at such meeting in accordance with Applicable Securities Legislation, the Exchange, the Canada Business Corporations Act and the organizational documents of the Corporation (the “Shareholder Approval”).

ARTICLE 8 – DEFAULT

Section 8.1 Events of Default

(1) Each of the following events constitutes, and is herein sometimes referred to as, an “Event of Default”:

(a)	failure for 15 days to pay interest on the Debentures when payable;

(b)	failure to pay principal or premium, if any, when due on the Debentures whether at maturity, by declaration or otherwise;

(c)	default in the delivery, when payable, of any Common Shares or other consideration, payable on conversion or otherwise with respect to the Debentures;

(d)

default in the observance or performance of any other covenant or condition of this Indenture by the Corporation and the failure to cure (or obtain a waiver by the requisite Debentureholders for) such default for a period of 30 days after notice in writing has been given by the Trustee or from holders of not less than 25% in aggregate principal amount of the Debentures to the Corporation specifying such default and requiring the Corporation to rectify such default or obtain a waiver for same;

(e)

the occurrence of a default or an event of default (after the giving of all applicable notices or the expiry of all applicable grace or cure periods) with respect to any mortgage, agreement or other instrument of the Corporation or any Subsidiary of the Corporation under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $10,000,000 (or its foreign currency equivalent) in the aggregate of the Corporation and/or any such Subsidiary, whether such indebtedness now exists or shall hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable or (ii) constituting a failure to pay the principal or interest of any such debt when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise;

(f)

a final judgment or judgments for the payment of $10,000,000 (or its foreign currency equivalent) or more (excluding any amounts covered by insurance) in the aggregate rendered against the Corporation or any of its Subsidiaries, which judgment is not discharged, bonded, paid, waived or stayed within 60 days after (i) the date on which the right to appeal thereof has expired if no such appeal has commenced, or (ii) the date on which all rights to appeal have been extinguished;

(g)

if a decree or order of a Court having jurisdiction is entered adjudging the Corporation a bankrupt or insolvent under the Bankruptcy and Insolvency Act (Canada) or any other bankruptcy, insolvency or analogous laws, or issuing sequestration or process of execution against, or against any substantial part of, the property of the Corporation, or appointing a receiver of, or of any substantial part of, the property of the Corporation or ordering the winding-up or liquidation of its affairs, and any such decree or order continues unstayed and in effect for a period of 60 days;

(h)

if the Corporation institutes proceedings to be adjudicated a bankrupt or insolvent, or consents to the institution of bankruptcy or insolvency proceedings against it under the Bankruptcy and Insolvency Act (Canada) or any other bankruptcy, insolvency or analogous laws, or consents to the filing of any such petition or to the appointment of a receiver of, or of any substantial part of, the property of the Corporation or makes a general assignment for the benefit of creditors, or admits in writing its inability to pay its debts generally as they become due;

(i)

if a resolution is passed for the winding-up or liquidation of the Corporation except in the course of carrying out or pursuant to a transaction in respect of which the conditions of Section 10.1 are duly observed and performed; and

(j)	if the Corporation fails to comply with Article 10 hereof;

then in each and every such event listed above, the Trustee may, in its discretion, but subject to the provisions of this Section, and shall, upon receipt of a request in writing signed by the holders of not less than 25% in principal amount of Debentures then outstanding, subject to the provisions of Section 8.3, by notice in writing to the Corporation declare the principal of and interest and premium, if any, on all Debentures then outstanding and all other amounts outstanding hereunder to be due and payable and the same shall thereupon forthwith become immediately due and payable to the Trustee, the principal of and interest and premium, if any, on all Debentures then outstanding hereunder and all other amounts outstanding hereunder, shall automatically without any declaration or other act on the part of the Trustee or any Debentureholder become immediately due and payable to the Trustee for the benefit of the Debentureholders and, upon such amounts becoming due and payable above, the Corporation shall forthwith deliver to the Trustee for the benefit of the Debentureholders (i) in the event that the Corporation has not obtained Shareholder Approval, cash equal to the sum of the aggregate principal amount of such Debentures outstanding at such time (or until payment is received by the Trustee for the benefit of the Debentureholders) plus premium due thereon (if any) and all accrued and unpaid interest thereon (subject to Section 7.10) or (ii) in the event that the Corporation has obtained Shareholder Approval, at the sole option of the Corporation by written notice to the Trustee no later than 5 Business Days prior to the date of payment, (x) cash equal to the sum of the aggregate principal amount of such Debentures outstanding at such time (or until payment is received by the Trustee for the benefit of the Debentureholders) plus premium due thereon (if any) and all accrued and unpaid interest thereon (subject to Section 7.10) or (y) such number of Common Shares as is equal to the sum of the aggregate principal amount of such Debentures outstanding at such time (or until payment is received by the Trustee for the benefit of the Debentureholders) plus premium due thereon (if any) and all accrued and unpaid interest thereon (subject to Section 7.10) divided by the Conversion Price. Such delivery of cash or Common Shares, as the case may be, when made shall be deemed to have been made in full and final discharge of the Corporation’s obligations hereunder and any Common Shares so received by the Trustee shall be applied in the manner provided in Section 8.7.

(2) For greater certainty, for the purposes of this Section 8.1, the Debentures shall be in default in respect of an Event of Default if such Event of Default is in continuance and relates to a default in the payment of principal, premium, if any, or interest on the Debentures.

Section 8.2 Notice of Events of Default

(1) If an Event of Default shall occur and be continuing the Trustee shall, within 30 days after it receives written notice of the occurrence of such Event of Default, give notice of such Event of Default to the Debentureholders in the manner provided in Section 13.2.

(2) When notice of the occurrence of an Event of Default has been given and the Event of Default is thereafter cured, notice that the Event of Default is no longer continuing shall be given by the Trustee to the Debentureholders within 15 days after the Trustee becomes aware the Event of Default has been cured.

(3) The Trustee will not be deemed to have notice of any Event of Default, except Events of Default under Section 8.1(1)(a) or Section 8.1(1)(b) hereof, unless a responsible officer of the Trustee has actual knowledge thereof or unless written notice of any event that is in fact such an Event of Default is received by the Trustee at the corporate trust office of the Trustee, and such notice references the Debentures and this Indenture.

Section 8.3 Waiver of Default

(1) Upon the happening or continuance of any Event of Default hereunder:

(a)

the holders of the Debentures shall have the power by requisition in writing by the holders of more than 25% of the principal amount of Debentures then outstanding, to instruct the Trustee to waive any Event of Default and to cancel any declaration made by the Trustee pursuant to Section 8.1 and the Trustee shall thereupon waive the Event of Default and cancel such declaration, or either, upon such terms and conditions as shall be prescribed in such requisition; and

(b)

the Trustee, so long as it has not become bound to declare the principal, premium (if any) and interest (if any) on the Debentures then outstanding to be due and payable, or to obtain or enforce payment of the same, shall have power to waive any Event of Default if, in the Trustee’s opinion, the same shall have been cured or adequate satisfaction made therefor, and in such event to cancel any such declaration theretofore made by the Trustee in the exercise of its reasonable discretion, upon such terms and conditions as the Trustee may deem advisable in good faith.

(2) No such act or omission either of the Trustee or of the Debentureholders shall extend to or be taken in any manner whatsoever to affect any subsequent Event of Default or the rights resulting therefrom.

(3) Notwithstanding anything in this Indenture to the contrary, Debentureholders and/or the Trustee shall not be entitled to waive any Event of Default on behalf of any other Debentureholder:

(a)	in respect of the payment of the principal of, premium (if any) or interest (if any) on any Debenture owned by such other Debentureholder, or

(b)	in respect of a covenant or provision herein which under Article 15 cannot be modified or amended without the consent of the Holder of each outstanding Debenture.

Section 8.4 Enforcement by the Trustee

(1) Subject to the provisions of Section 8.3, if the Corporation shall fail to pay to the Trustee, forthwith after the same shall have been declared to be due and payable under Section 8.1, the principal of and premium (if any) and interest on all Debentures then outstanding, together with any other amounts due hereunder, the Trustee may in its discretion and shall upon receipt of a request in writing signed by the holders of not less than 25% in principal amount of the Debentures then outstanding and upon being funded and indemnified to its reasonable satisfaction against all costs, expenses and liabilities to be incurred, proceed in its name as trustee hereunder to obtain or enforce payment of such principal of and premium (if any) and interest on all the Debentures then outstanding together with any other amounts due hereunder by such proceedings authorized by this Indenture or by law or equity as the Trustee in such request shall have been directed to take, or if such request contains no such direction, or if the Trustee shall act without such request, then by such proceedings authorized by this Indenture or by suit at law or in equity as the Trustee shall deem expedient.

(2) The Trustee shall be entitled and empowered, either in its own name or as Trustee of an express trust, or as attorney-in-fact for the holders of the Debentures, or in any one or more of such capacities, to file such proof of debt, amendment of proof of debt, claim, petition or other document as may be necessary or advisable in order to have the claims of the Trustee and of the holders of the Debentures allowed in any insolvency, bankruptcy, liquidation or other judicial proceedings relative to the Corporation or its creditors or relative to or affecting its property. The Trustee is hereby irrevocably appointed (and the successive respective holders of the Debentures by taking and holding the same shall be conclusively deemed to have so appointed the Trustee) the true and lawful attorney-in-fact of the respective holders of the Debentures with authority to make and file in the respective names of the holders of the Debentures or on behalf of the holders of the Debentures as a class, subject to deduction from any such claims of the amounts of any claims filed by any of the holders of the Debentures themselves, any proof of debt, amendment of proof of debt, claim, petition or other document in any such proceedings and to receive payment of any sums becoming distributable on account thereof, and to execute any such other papers and documents and to do and perform any and all such acts and things for and on behalf of such holders of the Debentures, as may be necessary or advisable in the opinion of the Trustee, in order to have the respective claims of the Trustee and of the holders of the Debentures against the Corporation allowed in any such proceeding, and to receive payment of or on account of such claims; provided, however, that subject to Section 8.3, nothing contained in this Indenture shall be deemed to give to the Trustee any right to accept or consent to any plan of reorganization or otherwise by action of any character in such proceeding to waive or change in any way any right of any Debentureholder.

(3) The Trustee shall also have the power at any time and from time to time to institute and to maintain such suits and proceedings as it may be advised shall be necessary or advisable to preserve and protect its interests and the interests of the Debentureholders.

(4) All rights of action hereunder may be enforced by the Trustee without the possession of any of the Debentures or the production thereof on the trial or other proceedings relating thereto.

(5) Any such suit or proceeding instituted by the Trustee shall be brought in the name of the Trustee as trustee of an express trust, and any recovery of judgment shall be for the rateable benefit of the holders of the Debentures subject to the provisions of this Indenture. In any proceeding brought by the Trustee (and also any proceeding in which a declaratory judgment of a court may be sought as to the interpretation or construction of any provision of this Indenture, to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Debentures, and it shall not be necessary to make any holders of the Debentures parties to any such proceeding.

Section 8.5 No Suits by Debentureholders

No holder of any Debenture shall have any right to institute any action, suit or proceeding at law or in equity for the purpose of enforcing payment of the principal of or interest or any other amount on the Debentures or for the execution of any trust or power hereunder or for the appointment of a liquidator or receiver or for a receiving order under the Bankruptcy and Insolvency Act (Canada) or to have the Corporation wound up or to file or prove a claim in any liquidation or bankruptcy proceeding or for any other remedy hereunder, unless: (a) such holder shall previously have given to the Trustee written notice of the happening of an Event of Default hereunder; (b) the Debentureholders by written instrument signed by the holders of at least 25% in principal amount of the Debentures then outstanding shall have made a request to the Trustee and the Trustee shall have been afforded reasonable opportunity either itself to proceed to exercise the powers hereinbefore granted or to institute an action, suit or proceeding in its name for such purpose; (c) the Debentureholders or any of them shall have furnished to the Trustee, when so requested by the Trustee, sufficient funds and security and indemnity satisfactory to it against the costs, expenses and liabilities to be incurred therein or thereby; and (d) the Trustee shall have failed to act within a reasonable time after such notification, request and offer of indemnity and such notification, request and offer of indemnity are hereby declared in every such case, at the option of the Trustee, to be conditions precedent to any such proceeding or for any other remedy hereunder by or on behalf of the holder of any Debentures, it being understood and intended that no one or more of such Debentureholder shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Debentureholders in the case of any Event of Default, or to obtain or to seek to obtain priority or preference over any other of such Debentureholders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all Debentureholders.

Section 8.6 Settlement and Recourse in Common Shares Only

(1) Subject to Section 2.14, Section 8.1 and Article 9 hereof which contemplate a possible repayment in cash, it is hereby acknowledged, confirmed and agreed that (i) any and all payments hereunder or under any Debenture on principal, premium, if any, or interest, if any, or (ii) any conversion of any Debenture will only be settled by the delivery of Common Shares and, for greater certainty, in no event will any cash payment or other property of the Corporation be payable by the Corporation to the Debentureholders in connection with, or as a result of, the issuance, conversion or repayment of the Debentures.

(2) Subject to Section 2.14, Section 8.1 and Article 9 hereof which contemplates a possible repayment in cash, furthermore, notwithstanding anything to the contrary in this Indenture or the Debentures including, for greater certainty, Section 8.4 hereof, the recourse of the Trustee (on behalf of the Debentureholders) and Debentureholders against the Corporation and the Corporation’s liability hereunder and under the Debentures shall be limited solely to the payment and delivery of Common Shares and the Trustee (on behalf of the Debentureholders) and Debentureholders shall not have any right to payment from the Corporation or against any of the Corporation’s property or assets other than Common Shares. For the avoidance of doubt, to the extent that the Trustee (on behalf of the Debentureholders) or Debentureholders receive such number of Common Shares as is equal to the sum of the aggregate principal amount of such Debentures outstanding at such time (or until payment is received by the Trustee for the benefit of the Debentureholders) plus premium due thereon (if any) and all accrued and unpaid interest thereon (subject to Section 7.10) divided by the Conversion Price, then the Corporation shall have no liability under the Debentures or hereunder and the Trustee (on behalf of the Debentureholders) and Debentureholders shall have no recourse hereunder and this Indenture and the Debentures shall have no force and effect and shall be automatically deemed to be surrendered and cancelled.

(3) [Reserved]

(4) Notwithstanding anything to the contrary in this Indenture or the Debentures including, for greater certainty, the other provisions of this Section 8.6, in no event (including, for greater certainty, on maturity) shall the Corporation issue, be required to issue or be deemed to have issued a number of Common Shares upon conversion or otherwise pursuant to the Debentures (including, for greater certainty on account of any principal, premium, if any, interest, if any), and no Debentureholder shall have the right to convert (on maturity or otherwise) any portion of any Debenture pursuant to the terms and conditions of this Indenture or the Debentures and any such conversion shall be null and void and treated as if never made, in each case, to the extent that after giving effect to such conversion, any Debentureholder together with the other Attribution Parties collectively would beneficially own or exercise control or direction over, directly or indirectly in excess of 4.99% (the “Maximum Percentage”) of the Common Shares outstanding immediately after giving effect to such conversion. In the event that the issuance of Common Shares under this Indenture or the Debentures on the Maturity Date (and not prior to) would result in a Debentureholder (collectively with any other Attribution Parties) beneficially owning or being able to exercise control or direction over, directly or indirectly, the Maximum Percentage of the Common Shares outstanding immediately after giving effect to such conversion or issuance, such number of Common Shares up to but not in excess of the Maximum Percentage shall be issued and after such number of Common Shares have been issued, the remaining issued and outstanding Debentures shall be automatically deemed to be surrendered and cancelled. For purposes of this paragraph, the aggregate number of Common Shares beneficially owned by a Debentureholder and the other Attribution Parties shall include the number of Common Shares held by such Debentureholder and all other Attribution Parties plus the number of Common Shares issuable upon conversion of any Debentures with respect to which the determination of such calculation is being made, but shall exclude Common Shares which would be issuable upon (A) conversion of the remaining, nonconverted portion of a Debenture beneficially owned by such Debentureholder or any of the other Attribution Parties and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Corporation (including, without limitation, any convertible notes or convertible preferred stock or warrants) beneficially owned by such Debentureholder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 8.6(4). For purposes of this Section 8.6(4), beneficial ownership shall be calculated in accordance with Section 13(d) of the U.S. Securities Exchange Act. For purposes of determining the number of outstanding Common Shares a Debentureholder may acquire upon the conversion of Debentures without exceeding the Maximum Percentage, the Debentureholder may rely on the number of outstanding Common Shares as reflected in the most recent of (x) the Corporation’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the SEC, as the case may be, (y) a more recent public announcement by the Corporation or (z) any other written notice by the Corporation or its transfer agent, if any, setting forth the number of Common Shares outstanding (the “Reported Outstanding Share Number”). If the Corporation receives a conversion notice from a Debentureholder at a time when the actual number of outstanding Common Shares is less than the Reported Outstanding Share Number, the Corporation shall notify the Debentureholder in writing of the number of Common Shares then outstanding and, to the extent that such conversion notice would otherwise cause such Debentureholder’s beneficial ownership, as determined pursuant to this Section 8.6(4), to exceed the Maximum Percentage, such Debentureholder must notify the Corporation of a reduced number of Common Shares to be converted pursuant to such conversion notice. For any reason at any time, upon the written request of a Debentureholder, the Corporation shall within one (1) Business Day confirm orally and in writing or by electronic mail to the Trustee the number of Common Shares then outstanding. In any case, the number of outstanding Common Shares shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Debentures, by the applicable Debentureholder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of Common Shares to a Debentureholder upon conversion of Debentures results in such Debentureholder and the other Attribution Parties being deemed to beneficially own or exercise control or direction over, directly or indirectly, in the aggregate, more than the Maximum Percentage of the number of outstanding Common Shares (as determined under Section 13(d) of the U.S. Securities Exchange Act), the number of shares so issued by which such Debentureholder’s and the other Attribution Parties’ aggregate beneficial ownership or control exceeds the Maximum Percentage (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and such Debentureholder shall not have the power to vote or to transfer the Excess Shares. The provisions of this paragraph shall be construed and implemented in strict conformity with the terms of this Section 8.6(4) to the extent necessary to correct this paragraph (or any portion of this paragraph) which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 8.6(4) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be waived and shall apply to a successor holder of any and all Debentures.

(5) Notwithstanding anything to the contrary in this Indenture or the Debentures including, for greater certainty, the other provisions of this Section 8.6, it is hereby acknowledged and agreed that the limitations contained in this Section 8.6 shall not apply to the rights and protections of the Trustee under Section 14.14.

(6) For greater certainty the Trustee shall not be required to confirm whether or not a Debentureholder has exceeded the Maximum Percentage threshold, nor will the Trustee be liable for processing the valid conversion of Debentures that is then determined, by the Corporation, to result in a holder exceeding the Maximum Percentage threshold.

Section 8.7 Application of Common Shares and/or Cash by Trustee

(1) Except as herein otherwise expressly provided, any Common Shares and/or cash received by the Trustee from the Corporation pursuant to the foregoing provisions of this Article 8, or as a result of legal or other proceedings or from any trustee in bankruptcy or liquidator of the Corporation, shall be applied as follows:

(a)

first, in payment or in reimbursement to the Trustee of its compensation, costs, charges, expenses, borrowings, advances or other monies furnished or provided by or at the instance of the Trustee in or about the execution of its trusts under, or otherwise in relation to, this Indenture, with interest thereon as herein provided, which, for the avoidance of doubt, shall not be paid in Common Shares but shall be paid in cash only;

(b)

second, but subject as hereinafter in this Section 8.7 provided, in payment, rateably and proportionately to the holders of Debentures, of the principal of and premium (if any) and accrued and unpaid interest and interest on amounts in default on the Debentures which shall then be outstanding in the priority of principal first and then premium and then accrued and unpaid interest and interest on amounts in default; and

(c)	third, in payment of the surplus, if any, of such Common Shares and/or cash to the Corporation or its assigns;

provided, however, that no payment shall be made pursuant to clause (b) above in respect of the principal, premium or interest on any Debenture held, directly or indirectly, by or for the benefit of the Corporation or any Subsidiary (other than any Debenture pledged for value and in good faith to a Person other than the Corporation or any Subsidiary but only to the extent of such person’s interest therein) except subject to the prior payment in full of the principal, premium (if any) and interest (if any) on all Debentures which are not so held.

(2) In respect of this Article 8 only, the Trustee shall not be bound to apply or make any partial or interim payment of any Common Shares and/or cash coming into its hands if the value of such Common Shares and/or cash so received by it, after reserving therefrom such amount as the Trustee may think necessary to provide for the payments mentioned in subsection 8.7(1), is insufficient to make a distribution of at least 2% of the aggregate principal amount of the outstanding Debentures, but it may retain the Common Shares and/or cash so received by it and deposit the same as provided in Section 14.8 until such Common Shares and/or cash shall be sufficient for the said purpose or until it shall consider it advisable to apply the same in the manner hereinbefore set forth. The foregoing shall, however, not apply to a final payment in distribution hereunder.

Section 8.8 Notice of Payment by Trustee

Not less than 15 days’ notice shall be given in the manner provided in Section 13.2 by the Trustee to the Debentureholders of any payment to be made under this Article 8. Such notice shall state the time when and place where such payment is to be made and also the liability under this Indenture to which it is to be applied. After the day so fixed, unless payment shall have been duly demanded and have been refused, the Debentureholders will be entitled to interest only on the balance (if any) of the principal, premium (if any) and interest due (if any) to them, respectively, on the Debentures, after deduction of the respective amounts paid in respect thereof on the day so fixed.

Section 8.9 Trustee May Demand Production of Debentures

The Trustee shall have the right to demand production of the Debentures in respect of which any payment of principal, interest or premium required by this Article 8 is made and may cause to be endorsed on the same a memorandum of the amount so paid and the date of payment, but the Trustee may, in its discretion, dispense with such production and endorsement, upon such indemnity being given to it and to the Corporation as the Trustee shall deem sufficient.

Section 8.10 Remedies Cumulative

Subject in all respects to Section 8.6, no remedy herein conferred upon or reserved to the Trustee, or upon or to the holders of Debentures is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now existing or hereafter to exist by law or by statute.

Section 8.11 Judgment Against the Corporation

The Corporation covenants and agrees with the Trustee that, in case of any judicial or other proceedings to enforce the rights of the Debentureholders, judgment may be rendered against it in favour of the Debentureholders or in favour of the Trustee, as trustee for the Debentureholders, for any amount which may remain due in respect of the Debentures and premium (if any) and the interest thereon and any other amounts owing hereunder.

Section 8.12 Immunity of Directors, Officers and Others

The Debentureholders and the Trustee hereby waive and release any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future officer, director or employee of the Corporation or holder of Common Shares of the Corporation or of any successor of the Corporation, in each case solely in such capacity, for the payment of the principal of or premium or interest on any of the Debentures or on any covenant, agreement, representation or warranty by the Corporation contained herein or in the Debentures.

Section 8.13 Unconditional Right of Holders to Receive Principal, Premium and Interest

Subject to Section 8.6 in all respects, but notwithstanding any other provision in this Indenture, the Debentureholder of any Debenture shall have the right, which is absolute and unconditional, to receive payment, as provided herein (including, if applicable, Article 9) and in such Debenture, of the principal of and premium (if any) and interest (if any) on, such Debenture on the maturity expressed in such Debenture and subject to the limitations on a Debentureholder’s ability to institute suit contained in Section 8.5, to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Debentureholder. The Trustee will not be deemed to have notice of any Event of Default, except Events of Default under Section 8.1(1)(a) or Section 8.1(1)(b) hereof, unless written notice of any event that is in fact such an Event of Default is received by the Trustee at the corporate trust office of the Trustee, and such notice references the Debentures and this Indenture.

Section 8.14 Requirement of an Undertaking To Pay Costs in Certain Suits under the Indenture or Against the Trustee

All parties to this Indenture agree, and each Debentureholder by its acceptance of a Debenture shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 8.14 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Debentureholder, or group of Debentureholder, holding in the aggregate more than 10% in principal amount of the outstanding Debentures or to any suit instituted by any Debentureholder for the enforcement of the payment of the principal of, or premium, if any, or interest on, any Debenture on or after the due date for such payment expressed in such Debenture.

Section 8.15 Rights of Debentureholders of Majority in Principal Amount of Debentures to Direct Trustee

The Debentureholders of a majority in aggregate principal amount of the Debentures at the time outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Debentures; provided, however, that such direction shall not be in conflict with any law or the provisions of this Indenture, and that subject to the provisions of Section 14.2, the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel shall determine that the action so directed may not lawfully be taken, or if the Trustee shall by a responsible officer or officers determine that the action so directed would involve it in personal liability or would be unjustly prejudicial to Debentureholders not taking part in such direction; and provided, further, however, that nothing in this Indenture contained shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction by such Debentureholders.

ARTICLE 9 – SATISFACTION AND DISCHARGE

Section 9.1 Cancellation and Destruction

All Debentures shall forthwith after payment thereof be delivered to the Trustee and cancelled by it. All Debentures cancelled or required to be cancelled under this or any other provision of this Indenture shall be destroyed by the Trustee and, if required by the Corporation, the Trustee shall furnish to it a destruction certificate setting out the designating numbers of the Debentures so destroyed.

Section 9.2 Non-Presentation of Debentures

In case the holder of any Debenture shall fail to present the same for payment on the date on which the principal of, premium (if any) or the interest thereon or represented thereby becomes payable either at maturity or otherwise or shall not accept payment on account thereof and give such receipt therefor, if any, as the Trustee may require, the Corporation shall be entitled to pay or deliver to the Trustee and direct it to set aside the Common Shares (or, where applicable, the cash amount payable pursuant to Section 2.14 or Section 8.1) in trust to be paid to the holder of such Debenture upon due presentation or surrender thereof in accordance with the provisions of this Indenture; and thereupon the principal of, premium (if any) or the interest payable on or represented by each Debenture in respect whereof such Common Shares (or, where applicable, the cash amount payable pursuant to Section 2.14 or Section 8.1) have been set aside shall be deemed to have been paid and the holder thereof shall thereafter have no right in respect thereof except that of receiving delivery and payment of the Common Shares (or, where applicable, the cash amount payable pursuant to Section 2.14 or Section 8.1) so set aside by the Trustee upon due presentation and surrender thereof, subject always to the provisions of Section 9.3.

Section 9.3 Repayment of Unclaimed Common Shares and Cash

Subject to applicable law, any Common Shares (or, where applicable, the cash amount payable pursuant to Section 2.14 or Section 8.1) set aside under Section 9.2 and not claimed by and paid or delivered to holders of Debentures as provided in Section 9.2 within three years after the date of such setting aside shall be repaid and delivered to the Corporation by the Trustee and thereupon the Trustee shall be released from all further liability with respect to such Common Shares (or, where applicable, the cash amount payable pursuant to Section 2.14 or Section 8.1) and thereafter the holders of the Debentures in respect of which such Common Shares (or, where applicable, the cash amount payable pursuant to Section 2.14 or Section 8.1) were so repaid to the Corporation shall have no rights in respect thereof except to obtain payment and delivery of said Common Shares (or, where applicable, the cash amount payable pursuant to Section 2.14 or Section 8.1) from the Corporation subject to any limitation provided by the laws of the Province of Ontario.

Section 9.4 Discharge

The Trustee shall at the written request of the Corporation release and discharge this Indenture and execute and deliver such instruments as it shall be advised by Counsel are requisite for that purpose and to release the Corporation from its covenants herein contained (other than the provisions relating to the indemnification of the Trustee), upon proof being given to the reasonable satisfaction of the Trustee that the principal of, premium (if any) and interest (including interest on amounts in default, if any), on all the Debentures and all other amounts payable hereunder have been paid or satisfied or that all the Debentures having matured or having been duly called for payment of the principal of and interest (including interest on amounts in default, if any) on such Debentures and of all other amounts payable hereunder has been duly and effectually provided for or that all the then-outstanding Debentures have been cancelled, in each case, in accordance with the provisions hereof.

Section 9.5 Satisfaction

(1) The Corporation shall be deemed to have fully paid, satisfied and discharged all of the outstanding Debentures and the Trustee, at the expense of the Corporation, shall execute and deliver proper instruments acknowledging the full payment, satisfaction and discharge of such Debentures, when, with respect to all of the outstanding Debentures:

(a)

the Corporation has deposited or caused to be deposited with the Trustee as property in trust for the purpose of making payment on such Debentures, such number of Common Shares (or, where applicable, the cash amount payable pursuant to Section 2.14 or Section 8.1) as is equal to pay, satisfy and discharge the entire amount of principal of, premium, if any, interest thereon (subject to Section 7.10), if any, to maturity, or any repayment date, or upon conversion or otherwise as the case may be, of such Debentures, divided by the Conversion Price as of such date; or

(b)

all Debentures certified or authenticated and delivered (other than (A) Debentures which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.11 and (B) Debentures for whose payment has been deposited in trust and thereafter repaid to the Corporation as provided in Section 9.3) have been delivered to the Trustee for cancellation;

so long as in any such event:

(c)

the Corporation has paid, caused to be paid or made irrevocable provisions to the satisfaction of the Trustee for the payment of all other sums payable with respect to all of such Debentures (together with all applicable expenses of the Trustee in connection with the payment of such Debentures); and

(d)

the Corporation has delivered to the Trustee an Officer’s Certificate stating that all conditions precedent herein provided relating to the payment, satisfaction and discharge of all such Debentures have been complied with.

Any deposits with the Trustee referred to in this Section 9.5 shall be irrevocable, subject to Section 9.6, and shall be made under the terms of an escrow and/or trust agreement in form and substance satisfactory to the Trustee and which provides for the due and punctual payment of the principal of, premium, if any, and interest on the Debentures being satisfied.

(2) Upon the satisfaction of the conditions set forth in this Section 9.5 with respect to all the outstanding Debentures, the terms and conditions of the Debentures, including the terms and conditions with respect thereto set forth in this Indenture (other than those contained in Article 2 and the provisions of Article 1 pertaining to Article 2) shall no longer be binding upon or applicable to the Corporation.

(3) If the Trustee is unable to apply the Common Shares (or, where applicable, the cash amount payable pursuant to Section 2.14 or Section 8.1) in accordance with this Section 9.5 by reason of any legal proceeding or any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Corporation’s obligations under this Indenture and the affected Debentures shall be revived and reinstated as though no Common Shares (or, where applicable, the cash amount payable pursuant to Section 2.14 or Section 8.1) had been deposited pursuant to this Section 9.5 until such time as the Trustee is permitted to apply all such Common Shares (or, where applicable, the cash amount payable pursuant to Section 2.14 or Section 8.1) in accordance with this Section 9.5, provided that if the Corporation has made any payment in respect of principal of, premium, if any, or interest on Debentures or, as applicable, other amounts because of the reinstatement of its obligations, the Corporation shall be subrogated to the rights of the holders of such Debentures to receive such payment from the Common Shares (or, where applicable, the cash amount payable pursuant to Section 2.14 or Section 8.1) held by the Trustee.

Section 9.6 Continuance of Rights, Duties and Obligations

(1) Where Common Shares (or, where applicable, the cash amount payable pursuant to Section 2.14 or Section 8.1) have been deposited pursuant to Section 9.5, the holders of Debentures and the Corporation shall continue to have and be subject to their respective rights, duties and obligations under Article 2.

(2) In the event that, after the deposit of Common Shares pursuant to Section 9.5 in respect of Debentures (the “Defeased Debentures”), any holder of any of the Defeased Debentures from time to time converts its Debentures to Common Shares in accordance with any provision of this Indenture, the Trustee shall upon receipt of a Written Direction of the Corporation return to the Corporation from time to time the proportionate amount of Common Shares deposited with the Trustee pursuant to Section 9.5 in respect of the Defeased Debentures which is applicable to the Defeased Debentures so converted (which amount shall be based on the applicable principal amount of the Defeased Debentures being converted in relation to the aggregate outstanding principal amount of all the Defeased Debentures).

(3) [Reserved]

ARTICLE 10 – SUCCESSORS

Section 10.1 Corporation may Consolidate, etc., Only on Certain Terms

(1) The Corporation may not, without the consent of the holders of the Debentures, such consent not to be unreasonably withheld, conditioned or delayed, consolidate with or amalgamate or merge with or into any Person (other than a directly or indirectly wholly-owned Subsidiary of the Corporation) or sell, convey, transfer or lease all or substantially all of the properties and assets of the Corporation to another Person (other than a directly or indirectly wholly-owned Subsidiary of the Corporation) unless:

(a)

the Person formed by such consolidation or into which the Corporation is amalgamated or merged, or the Person which acquires by sale, conveyance, transfer or lease all or substantially all of the properties, assets and/or equity interests of the Corporation is a corporation, organized and existing under the laws of Canada or any province or territory thereof or the laws of the United States or any state thereof and such corporation (if other than the Corporation or the continuing corporation resulting from the amalgamation of the Corporation with another corporation under the laws of Canada or any province or territory thereof) expressly assumes, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the obligations of the Corporation under the Debentures and this Indenture and the performance or observance of every covenant and provision of this Indenture and the Debentures required on the part of the Corporation to be performed or observed and the conversion rights, including with respect to a similar conversion price relative to shares of the other Person that are listed on a recognized stock exchange, shall be provided for in accordance with Article 6, by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee, by the Person (if other than the Corporation or the continuing corporation resulting from the amalgamation of the Corporation with another corporation under the laws of Canada or any province or territory thereof) formed by such consolidation or into which the Corporation shall have been merged or by the Person which shall have acquired the Corporation’s assets;

(b)	after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

(c)

if the Corporation or the continuing corporation resulting from the amalgamation or merger of the Corporation with another Person under the laws of Canada or any province or territory thereof or the laws of the United States or any state thereof will not be the resulting, continuing or surviving corporation, the Corporation shall have, at or prior to the effective date of such consolidation, amalgamation, merger or sale, conveyance, transfer or lease, delivered to the Trustee an Officer’s Certificate and an opinion of Counsel, each stating that such consolidation, merger or transfer complies with this Article and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture complies with this Article, and that all conditions precedent herein provided for relating to such transaction have been complied with.

(2) For purposes of the foregoing, the sale, conveyance, transfer or lease (in a single transaction or a series of related transactions) of the properties or assets of one or more Subsidiaries of the Corporation (other than to the Corporation or another wholly-owned Subsidiary of the Corporation), which, if such properties or assets were directly owned by the Corporation, would constitute all or substantially all of the properties and assets of the Corporation and its Subsidiaries, taken as a whole, shall be deemed to be the sale, conveyance, transfer or lease of all or substantially all of the properties and assets of the Corporation.

Section 10.2 Successor Substituted

Upon any consolidation of the Corporation with, or amalgamation or merger of the Corporation into, any other Person or any sale, conveyance, transfer or lease of all or substantially all of the properties and assets of the Corporation and its Subsidiaries, taken as a whole, in accordance with Section 10.1, the successor Person formed by such consolidation or into which the Corporation is amalgamated or merged or to which such sale, conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Corporation under this Indenture with the same effect as if such successor Person had been named as the Corporation herein, and thereafter, except in the case of a lease, and except for obligations the predecessor Person may have under a supplemental indenture entered into pursuant to clause 10.1(1)(c), the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Debentures.

ARTICLE 11 – HOLDERS’ LISTS AND REPORTS BY THE CORPORATION AND THE TRUSTEE; RECORD DATES FOR DEBENTUREHOLDER ACTION

Section 11.1 Corporation to Furnish Trustee Information as to Names and Addresses of Debentureholders; Preservation of Information

The Corporation covenants and agrees that it will furnish or cause to be furnished to the Trustee with respect to the Debentures:

(a) at stated intervals of not more than six months, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Debentureholders as of a date not more than 15 days prior to the time such list is furnished, and

(b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Corporation of any such request, a list of similar form and contents as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that so long as the Trustee shall be the registrar, such lists shall not be required to be furnished.

The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Debentureholders (i) contained in the most recent list furnished to it as provided in this Section 11.1 or (ii) received by it in the capacity of paying agent or registrar (if so acting) hereunder.

The Trustee may destroy any list furnished to it as provided in this Section 11.1 upon receipt of a new list so furnished.

Section 11.2 [Reserved]

Section 11.3 Reports by the Corporation

(1) The Corporation covenants and agrees to file with the Trustee and deliver to the Debentureholders (in the manner and to the extent provided in this Section 11.3), within 15 days after the Corporation files the same with the SEC, copies of the annual reports, financial statements and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may from time to time by rules and regulations prescribe) which the Corporation may be required to file with the SEC pursuant to Section 13(a) or Section 15(d) of the U.S. Securities Exchange Act; provided, however, that such reporting shall be deemed to have been provided to the Trustee and the Debentureholders once filed on the SEC’s Electronic Data Gathering, Analysis and Retrieval system (EDGAR) (or any successor thereto).

(2) The Corporation covenants and agrees to file with the Trustee, the Debentureholders and the SEC, in accordance with the rules and regulations prescribed from time to time by said rules and regulations, such additional information, documents, and reports with respect to compliance by the Corporation with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations. To the extent any such reports are filed with the SEC, then such reports will be deemed to have been filed with the Trustee and the Debentureholders.

(3) Any and all Events of Default arising solely from a failure to furnish in a timely manner any report required by this Section 11.3 shall be deemed cured (and the Corporation shall be deemed to be in compliance with this Section 11.3) upon filing or posting such report as contemplated by this Section 11.3 (but without regard to the date on which such report is so filed or posted); provided, that such cure shall not otherwise affect the rights of the Debentureholders under Article 8 hereof.

(4) Delivery of any reports, information and documents to the Trustee shall be for informational purposes only and the Trustee’s receipt of such reports, information and documents shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Corporation’s compliance with any of its covenants hereunder (as to which, subject to Article 8, the Trustee is entitled to rely exclusively on Officer’s Certificates).

Section 11.4 [Reserved]

Section 11.5 Record Dates for Actions by Debentureholders.

If the Corporation shall solicit from the Debentureholders any action (including the making of any demand or request, the giving of any direction, notice, consent or waiver or the taking of any other action), the Corporation may, at its option, by resolution of the Board of Directors, fix in advance a record date for the determination of Debentureholders entitled to take such action, but the Corporation shall have no obligation to do so. Any such record date shall be fixed at the Corporation’s discretion. If such a record date is fixed, such action may be sought or given before or after the record date, but only the Debentureholders of record at the close of business on such record date shall be deemed to be Debentureholders for the purpose of determining whether Debentureholders of the requisite proportion of Debentures outstanding have authorized or agreed or consented to such action, and for that purpose the Debentures outstanding shall be computed as of such record date. Until an amendment, supplement or waiver becomes effective, a consent to it by a Debentureholders is a continuing consent by the Debentureholders and every subsequent Debentureholders or portion of the Debenture that evidences the same debt as the consenting Debentureholder’s Debenture, even if notation of the consent is not made on any Debenture. However, any such Debentureholders or subsequent Debentureholders may revoke the consent as to its Debenture if the Trustee receives written notice of revocation before the date the amendment, supplement or waiver becomes effective.

ARTICLE 12 – ADJUSTMENT OF CONVERSION PRICE, ETC.

Section 12.1 Adjustment of Conversion Price

The Conversion Price in effect at any date shall be subject to adjustment from time to time as set forth below.

(a)	If and whenever at any time prior to the Time of Expiry the Corporation shall:

(i)	subdivide or redivide the outstanding Common Shares into a greater number of shares,

(ii)	reduce, combine or consolidate the outstanding Common Shares into a smaller number of shares, or

(iii)

issue Common Shares to the holders of all or substantially all of the outstanding Common Shares by way of a dividend or distribution (other than the issue of Common Shares to holders of Common Shares who have elected to receive dividends or distributions in the form of Common Shares in lieu of cash dividends or cash distributions paid in the ordinary course on the Common Shares), the Conversion Price in effect on the effective date of such subdivision, redivision, reduction, combination or consolidation or on the record date for such issue of Common Shares by way of a dividend or distribution, as the case may be, shall in the case of any of the events referred to in (i) and (iii) above be decreased in proportion to the number of outstanding Common Shares resulting from such subdivision, redivision or dividend, or shall, in the case of any of the events referred to in (ii) above, be increased in proportion to the number of outstanding Common Shares resulting from such reduction, combination or consolidation. Such adjustment shall be made successively whenever any event referred to in this Section 12.1(a) shall occur. Any such issue of Common Shares by way of a dividend or distribution shall be deemed to have been made on the record date for the dividend or distribution for the purpose of calculating the number of outstanding Common Shares under Section 12.1(c), Section 12.1(d) and this Section 12.1(a).

(b)

If and whenever at any time prior to the Time of Expiry the Corporation shall fix a record date for the payment of a cash dividend or distribution to the holders of all or substantially all of the outstanding Common Shares, the Conversion Price shall be adjusted immediately after such record date so that it shall be equal to the price determined by multiplying the Conversion Price in effect on such record date by a fraction, of which the denominator shall be the Current Market Price on such record date and of which the numerator shall be the Current Market Price on such record date minus the amount in cash per Common Share distributed to holders of Common Shares. Such adjustment shall be made successively whenever such a record date is fixed. To the extent that any such cash dividend or distribution is not paid, the Conversion Price shall be re-adjusted to the Conversion Price which would then be in effect if such record date had not been fixed.

(c)

If and whenever at any time prior to the Time of Expiry the Corporation shall fix a record date for the issuance of options, rights or warrants to all or substantially all the holders of its outstanding Common Shares entitling them, for a period expiring not more than 45 days after such record date, to subscribe for or purchase Common Shares (or securities convertible into Common Shares) at a price per share (or having a conversion or exchange price per share) less than the Current Market Price on such record date, the Conversion Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Conversion Price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date plus a number of Common Shares equal to the number arrived at by dividing the aggregate price of the total number of additional Common Shares offered for subscription or purchase (or the aggregate conversion or exchange price of the convertible securities so offered) by such Current Market Price, and of which the denominator shall be the total number of Common Shares outstanding on such record date plus the total number of additional Common Shares offered for subscription or purchase (or into which the convertible securities so offered are convertible). Such adjustment shall be made successively whenever such a record date is fixed. To the extent that any such options, rights or warrants are not so issued or any such options, rights or warrants are not exercised prior to the expiration thereof, the Conversion Price shall be re-adjusted to the Conversion Price which would then be in effect if such record date had not been fixed or to the Conversion Price which would then be in effect based upon the number of Common Shares (or securities convertible into Common Shares) actually issued upon the exercise of such options, rights or warrants were included in such fraction, as the case may be.

(d)

If and whenever at any time prior to the Time of Expiry, there is a reclassification of the Common Shares or a capital reorganization of the Corporation other than as described in Section 12.1(a) or a consolidation, amalgamation, arrangement, binding share exchange, merger of the Corporation with or into any other Person or other entity or acquisition of the Corporation or other combination pursuant to which the Common Shares are converted or repaid into or acquired for cash, securities or other property; or a sale or conveyance of the property and assets of the Corporation as an entirety or substantially as an entirety to any other Person (other than a direct or indirect wholly-owned subsidiary of the Corporation) or other entity or a liquidation, dissolution or winding-up of the Corporation (any such event, a “Merger Event”), any holder of a Debenture who has not exercised its right of conversion or repayment prior to the effective date of such reclassification, capital reorganization, consolidation, amalgamation, arrangement, merger, share exchange, acquisition, combination, sale or conveyance or liquidation, dissolution or winding-up, upon the exercise of such right thereafter, shall be entitled to receive and shall accept, in lieu of the number of Common Shares then sought to be acquired by it, such amount of cash or the number of shares or other securities or property of the Corporation or of the Person or other entity resulting from such merger, amalgamation, arrangement, acquisition, combination or consolidation, or to which such sale or conveyance may be made or which holders of Common Shares receive pursuant to such liquidation, dissolution or winding-up, as the case may be, that such holder of a Debenture would have been entitled to receive on such reclassification, capital reorganization, consolidation, amalgamation, arrangement, merger, share exchange, acquisition, combination, sale or conveyance or liquidation, dissolution or winding-up, if, on the record date or the effective date thereof, as the case may be, the holder had been the registered holder of the number of Common Shares sought to be acquired by it and to which it was entitled to acquire upon the exercise of the conversion or repayment right, subject to Section 12.1(l). If determined appropriate by the Board of Directors, to give effect to or to evidence the provisions of this Section 12.1(d), the Corporation, its successor, or such purchasing Person or other entity, as the case may be, shall, prior to or contemporaneously with any such reclassification, capital reorganization, consolidation, amalgamation, arrangement, merger, share exchange, acquisition, combination, sale or conveyance or liquidation, dissolution or winding-up, enter into an indenture which shall provide, to the extent possible, for the application of the provisions set forth in this Indenture with respect to the rights and interests thereafter of the holder of Debentures to the end that the provisions set forth in this Indenture shall thereafter correspondingly be made applicable, as nearly as may reasonably be, with respect to any cash, shares or other securities or property to which a holder of Debentures is entitled on the exercise of its acquisition rights thereafter. Any indenture entered into between the Corporation and the Trustee pursuant to the provisions of this Section 12.1(d) shall be a supplemental indenture entered into pursuant to the provisions of Article 15. Any indenture entered into between the Corporation, any successor to the Corporation or such purchasing Person or other entity and the Trustee shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this Section 12.1(d) and which shall apply to successive reclassifications, capital reorganizations, amalgamations, consolidations, mergers, share exchanges, acquisitions, combinations, sales or conveyances.

The Corporation shall not become a party to any Merger Event unless its terms are consistent with this Section 12.1(d).

The Conversion Price in effect at any date shall be subject to adjustment from time to time as set forth below:

(e)

If the Corporation shall make a distribution to all or substantially all of the holders of Common Shares of shares in the capital of the Corporation, other than Common Shares, or evidences of indebtedness or other assets of the Corporation, including securities (but excluding (i) any issuance of rights or warrants for which an adjustment was made pursuant to Section 12.1(c), and (ii) any dividend or distribution paid exclusively in cash for which an adjustment was made pursuant to Section 12.1(b)) (the “Distributed Securities”), then in each such case (unless the Corporation at its option chooses to distribute such Distributed Securities to the holders of Debentures on such dividend or distribution date (as if each holder had converted such Debenture into Common Shares immediately preceding the record date with respect to such distribution)) the Conversion Price in effect immediately preceding the ex-distribution date fixed for the dividend or distribution shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately preceding such ex-distribution date by a fraction of which the denominator shall be the five-day VWAP immediately prior to the ex-distribution date and of which the numerator shall be the five-day VWAP for the first five trading days that occur immediately post the ex-distribution date. Such adjustment shall be made successively whenever any such distribution is made and shall become effective five Business Days immediately after the ex-distribution date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price that would then be in effect if such dividend or distribution had not been declared.

Notwithstanding the foregoing, if the securities distributed by the Corporation to all holders of its Common Shares consist of capital stock of, or similar equity interests in, a Subsidiary or other business of the Corporation (the “Spin-off Securities”), the Conversion Price shall be adjusted, unless the Corporation makes an equivalent distribution to the holders of Debentures, so that the same shall be equal to the rate determined by multiplying the Conversion Price in effect on the record date fixed for the determination of shareholders entitled to receive such distribution by a fraction, the denominator of which shall be the sum of (A) the weighted average trading price of one Common Share over the 20 consecutive trading day period (the “Spin-off Valuation Period”) commencing on and including the fifth trading day after the date on which ex-dividend trading commences for such distribution on the Toronto Stock Exchange (or such other exchange on which the Common Shares are then listed) and (B) the product of (i) the weighted average trading price (calculated in substantially the same way as the Current Market Price is calculated for the Common Shares) over the Spin-off Valuation Period of the Spin-off Securities or, if no such prices are available, the fair market value of the Spin-off Securities as reasonably determined by the Board of Directors (which determination shall be conclusive and shall be evidenced by an Officer’s Certificate delivered to the Trustee) multiplied by (ii) the number of Spin-off Securities distributed in respect of one Common Share and the numerator of which shall be the weighted average trading price of one Common Share over the Spin-off Valuation Period, such adjustment to become effective immediately preceding the opening of business on the 25th trading day after the date on which ex-dividend trading commences; provided, however, that the Corporation may in lieu of the foregoing adjustment elect to make adequate provision so that each holder of Debentures shall have the right to receive upon conversion thereof the amount of such Spin-off Securities that such holder of Debentures would have received if such Debentures had been converted on the record date with respect to such distribution.

(f)

If any issuer bid made by the Corporation or any of its Subsidiaries for all or any portion of Common Shares shall expire, then, if the issuer bid shall require the payment to shareholders of consideration per Common Share having a fair market value (determined as provided below) that exceeds the Current Market Price on the last date (the “Expiration Date”) tenders could have been made pursuant to such issuer bid (as it may be amended) (the last time at which such tenders could have been made on the Expiration Date is hereinafter sometimes called the “Expiration Time”), the Conversion Price shall be adjusted so that the same shall equal the rate determined by multiplying the Conversion Price in effect immediately preceding the close of business on the Expiration Date by a fraction of which (i) the denominator shall be the sum of (A) the fair market value of the aggregate consideration (the fair market value as determined by the Board of Directors, whose determination shall be conclusive evidence of such fair market value and which shall be evidenced by an Officer’s Certificate delivered to the Trustee) payable to shareholders based on the acceptance (up to any maximum specified in the terms of the issuer bid) of all Common Shares validly tendered and not withdrawn as of the Expiration Time (the Common Shares deemed so accepted, up to any such maximum, being referred to as the “Purchased Common Shares”) and (B) the product of the number of Common Shares outstanding (less any Purchased Common Shares and excluding any Common Shares held in the treasury of the Corporation) at the Expiration Time and the Current Market Price on the Expiration Date and (ii) the numerator of which shall be the product of the number of Common Shares outstanding (including Purchased Common Shares but excluding any Common Shares held in the treasury of the Corporation) at the Expiration Time multiplied by the Current Market Price on the Expiration Date, such increase to become effective immediately preceding the opening of business on the day following the Expiration Date. In the event that the Corporation is obligated to purchase Common Shares pursuant to any such issuer bid, but the Corporation is permanently prevented by applicable law from effecting any or all such purchases or any or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would have been in effect based upon the number of Common Shares actually purchased, if any. If the application of this Section 12.1(f) to any issuer bid would result in a decrease in the Conversion Price, no adjustment shall be made for such issuer bid under this Section 12.1(f).

For purposes of this Section 12.1(f), the term “issuer bid” shall mean an issuer bid under Applicable Securities Legislation or a take-over bid under Applicable Securities Legislation by a Subsidiary of the Corporation for the Common Shares and all references to “purchases” of Common Shares in issuer bids (and all similar references) shall mean and include the purchase of Common Shares in issuer bids and all references to “tendered Common Shares” (and all similar references) shall mean and include Common Shares tendered in issuer bids.

(g)

In any case in which this Section 12.1 shall require that an adjustment shall become effective immediately after a record date for an event referred to herein, the Corporation may defer, until the occurrence of such event, issuing to the holder of any Debenture converted after such record date and before the occurrence of such event the additional Common Shares issuable upon such conversion by reason of the adjustment required by such event before giving effect to such adjustment; provided, however, that the Corporation shall deliver to such holder an appropriate instrument evidencing such holder’s right to receive such additional Common Shares upon the occurrence of the event requiring such adjustment and the right to receive any distributions made on such additional Common Shares declared in favour of holders of record of Common Shares on and after the Date of Conversion or the Maturity Date, as applicable, or such later date as such holder would, but for the provisions of this Section 12.1(g), have become the holder of record of such additional Common Shares pursuant to Section 6.4(2).

(h)

The adjustments provided for in this Section 12.1 are cumulative and shall apply to successive subdivisions, redivisions, reductions, combinations, consolidations, distributions, issues or other events resulting in any adjustment under the provisions of this Section, provided that, notwithstanding any other provision of this Section, no adjustment of the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Conversion Price then in effect; provided however, that any adjustments which by reason of this Section 12.1(h) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

(i)

In the event of any question arising with respect to the adjustments provided in this Section 12.1, such question shall be conclusively determined by a firm of nationally recognized chartered accountants appointed by the Corporation and acceptable to the Trustee (who may be the Auditors of the Corporation); such accountants shall have access to all necessary records of the Corporation and such determination shall be binding upon the Corporation, the Trustee, and the Debentureholders.

(j)

In case the Corporation shall take any action affecting the Common Shares other than action described in this Section 12.1, which in the opinion of the Board of Directors, would materially affect the rights of Debentureholders, the Conversion Price shall, subject to approval by the Toronto Stock Exchange, be adjusted in such manner and at such time, by action of the Board of Directors, as the Board of Directors, in their sole discretion may determine in good faith to be equitable in the circumstances. Failure of the directors to make such an adjustment shall be conclusive evidence that they have determined in good faith that it is equitable to make no adjustment in the circumstances.

(k)

No adjustment in the Conversion Price shall be made in respect of any event described in Section 12.1(a), Section 12.1(b), Section 12.1(c), Section 12.1(e) or Section 12.1(f) other than the events described in clauses 12.1(a)(i) or 12.1(a)(ii) if, subject to the prior approval of the Toronto Stock Exchange, the holders of the Debentures are entitled to participate in such event on the same terms mutatis mutandis as if they had converted their Debentures prior to the effective date or record date, as the case may be, of such event.

(l)

Except as stated above in this Section 12.1, no adjustment will be made in the Conversion Price for any Debentures as a result of the issuance of Common Shares at less than the Current Market Price on the date of issuance or the then applicable Conversion Price.

(m)

Notwithstanding any of the foregoing in this Section 12.1, if a holder of a Debenture would otherwise be entitled to receive, upon conversion or repayment of the Debenture, any property (including cash) or securities that would not constitute “prescribed securities” for the purposes of clause 212(1)(b)(vii)(E) of the Tax Act as it applied on December 31, 2007 (“Ineligible Consideration”), such holder of a Debenture shall not be entitled to receive such Ineligible Consideration and the Corporation or the successor or acquirer, as the case may be, shall have the right (at the sole option of the Corporation or the successor or acquirer, as the case may be) to deliver to such holder “prescribed securities” for the purposes of clause 212(1)(b)(vii)(E) of the Tax Act as it applied on December 31, 2007 with a market value (as conclusively determined by the Board of Directors) equal to the market value of such Ineligible Consideration.

Section 12.2 No Requirement to Issue Fractional Common Shares

The Corporation shall not be required to issue fractional Common Shares upon the conversion or repayment, as applicable, of Debentures pursuant to this Article. If more than one Debenture shall be surrendered for conversion or repayment, as applicable, at one time by the same holder, the number of whole Common Shares issuable upon conversion or repayment, as applicable, thereof shall be computed on the basis of the aggregate principal amount of such Debentures to be converted or repaid, as applicable, plus all accrued and unpaid interest thereon. If any fractional interest in a Common Share would, except for the provisions of this Section, be deliverable upon the conversion or repayment, as applicable, of any principal amount and interest in respect of such Debentures, the number of Common Shares to be received by such holder shall be rounded down to the nearest whole Common Share.

Section 12.3 Corporation to Reserve Common Shares

The Corporation covenants with the Trustee that it will at all times reserve and keep available out of its authorized Common Shares (if the number thereof is or becomes limited), solely for the purpose of issue upon payment of liabilities of the Corporation hereunder or under the Debentures, whether on account of principal, premium, if any, interest or otherwise, and conditionally allot to Debentureholders who may exercise their conversion rights hereunder, such number of Common Shares as shall then be issuable upon the conversion or repayment, as applicable, of all outstanding Debentures. The Corporation covenants with the Trustee that all Common Shares which shall be so issuable shall, when issued, be duly and validly issued as fully-paid and non-assessable.

Section 12.4 Cancellation of Converted Debentures

Subject to the provisions of Section 6.4 as to Debentures converted in part, all Debentures converted in whole or in part under the provisions of this Article shall be forthwith delivered to and cancelled by the Trustee and no Debenture shall be issued in substitution for those converted.

Section 12.5 Certificate as to Adjustment

The Corporation shall from time to time immediately after the occurrence of any event which requires an adjustment or readjustment as provided in Section 12.1, deliver an Officer’s Certificate to the Trustee specifying the nature of the event requiring the same and the amount of the adjustment necessitated thereby and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based, which certificate and the amount of the adjustment specified therein shall, if required by the Trustee, be verified by a firm of nationally recognized chartered accountants appointed by the Corporation and acceptable to the Trustee (who may be the Auditors of the Corporation) and shall be conclusive and binding on all parties in interest. When so approved, the Corporation shall, except in respect of any combination or consolidation of the Common Shares, forthwith give notice to the Debentureholders in the manner provided in Section 13.2 specifying the event requiring such adjustment or readjustment and the results thereof, including the impact on the Conversion Price.

Section 12.6 Notice of Special Matters Related to Merger Events

(1) The Corporation covenants with the Trustee that so long as any Debenture remains outstanding, it will give notice to the Trustee, and to the Debentureholders in the manner provided in Section 13.2, of its intention to fix a record date for any event referred to in Section 12.1(a), Section 12.1(b), Section 12.1(c), Section 12.1(d) or Section 12.1(e) (other than the subdivision, redivision, reduction, combination or consolidation of its Common Shares) which may give rise to an adjustment in the Conversion Price and, in each case, such notice shall specify the particulars of such event and the record date and the effective date for such event; provided that the Corporation shall only be required to specify in such notice such particulars of such event as shall have been fixed and determined on the date on which such notice is given. Such notice shall be given not less than 14 days in each case prior to such applicable record date.

(2) In addition, the Corporation covenants with the Trustee that so long as any Debenture remains outstanding, it will give notice to the Trustee and to the Debentureholders in the manner provided in Section 13.2, at least 30 days prior to the effective date of any transaction referred to in Section 12.1(d) stating the consideration into which the Debentures will be convertible or repayable, as applicable, after the effective date of such transaction.

Section 12.7 Protection of Trustee

The Trustee:

(a)

shall not at any time be under any duty or responsibility to any Debentureholder to determine whether any facts exist which may require any adjustment in the Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making the same;

(b)

shall not be accountable with respect to the validity or value (or the kind or amount) of any Common Shares or of any shares or other securities or property which may at any time be issued or delivered upon the conversion or repayment of any Debenture; and

(c)

shall not be responsible for any failure of the Corporation to issue, transfer or deliver Common Shares or share certificates upon the surrender of any Debenture for the purpose of conversion or repayment, or to comply with any of the covenants contained in this Article.

ARTICLE 13 – NOTICES

Section 13.1 Notice to Corporation

Any notice to the Corporation under the provisions of this Indenture shall be valid and effective if delivered to the Corporation at the address set out below, or if given by registered letter, postage prepaid, to such offices and so addressed and if mailed, shall be deemed to have been effectively given three days following the mailing thereof:

Canopy Growth Corporation

1 Hershey Drive

Smiths Falls, ON, K7A 0A8

Attention:     Christelle Gedeon

Email:           contracts@canopygrowth.com

With a copy to (which shall not constitute notice):

Cassels Brock & Blackwell LLP

Suite 3200, Bay Adelaide Centre – North Tower

40 Temperance St.

Toronto, Ontario, M5H 0B4

Attention:     Jonathan Sherman

Email:            jsherman@cassels.com

The Corporation may from time to time notify the Trustee in writing of a change of address which thereafter, until changed by like notice, shall be the address of the Corporation for all purposes of this Indenture.

Section 13.2 Notice to Debentureholders

(1) All notices to be given hereunder with respect to the Debentures shall be deemed to be validly given to the holders thereof if sent electronically to the email address on record or by first class mail, postage prepaid, by letter or circular addressed to such holders at their post office addresses appearing in any of the registers hereinbefore mentioned and shall be deemed to have been effectively given on the date of delivery of any electronic notice and three days following the day of any mailing. Accidental error or omission in giving notice or accidental failure to send or mail notice to any Debentureholder or the inability of the Corporation to send or mail any notice due to anything beyond the reasonable control of the Corporation shall not invalidate any action or proceeding founded thereon.

(2) If any notice given in accordance with the foregoing paragraph would be unlikely to reach the Debentureholders to whom it is addressed in the ordinary course of electronic mail or of post by reason of an interruption in mail service, whether at the place of dispatch or receipt or both, the Corporation shall give such notice by publication at least once in the City of Toronto (or in such of those cities as, in the opinion of the Trustee, is sufficient in the particular circumstances), each such publication to be made in a daily newspaper of general circulation in the City of Toronto.

(3) Any notice given to Debentureholders by publication shall be deemed to have been given on the day on which publication shall have been effected at least once in each of the newspapers in which publication was required.

(4) All notices with respect to any Debenture may be given to whichever one of the holders thereof (if more than one) is named first in the registers hereinbefore mentioned, and any notice so given shall be sufficient notice to all holders of any persons interested in such Debenture.

(5) [Reserved]

Section 13.3 Notice to Trustee

Any notice to the Trustee under the provisions of this Indenture shall be valid and effective if delivered, receipt confirmed, to the Trustee at its principal office in the City of Calgary, at Stock Exchange Tower 1230—300 5th Avenue SW, Calgary, Alberta T2P 3C4, Attn: Corporate Trust, or by Email: corptrust@odysseytrust.com, and shall be deemed to have been effectively given as of the date of such receipt confirmation or if given by registered letter, postage prepaid, to such office and so addressed and, if mailed, shall be deemed to have been effectively given three days following the mailing thereof.

Section 13.4 Mail Service Interruption

If by reason of any interruption of mail service, actual or threatened, any notice to be given to the Trustee would reasonably be unlikely to reach its destination by the time notice by mail is deemed to have been given pursuant to Section 13.3, such notice shall be valid and effective only if delivered at the appropriate address in accordance with Section 13.3.

ARTICLE 14 – CONCERNING THE TRUSTEE

Section 14.1 Replacement of Trustee

(1) The Trustee may resign its trust and be discharged from all further duties and liabilities hereunder by giving to the Corporation 90 days’ notice in writing or such shorter notice as the Corporation may accept as sufficient.

(2) In the event of the Trustee resigning or being removed or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Corporation shall forthwith appoint a new Trustee unless a new Trustee has already been appointed by the Debentureholders. Failing such appointment by the Corporation, the retiring Trustee or any Debentureholder may apply to a Judge of the Ontario Superior Court of Justice, on such notice as such Judge may direct at the Corporation’s expense, for the appointment of a new Trustee but any new Trustee so appointed by the Corporation or by the Court shall be subject to removal as aforesaid by the Debentureholders and the appointment of such new Trustee shall be effective only upon such new Trustee becoming bound by this Indenture. Any new Trustee appointed under any provision of this Section 14.1 shall be a corporation authorized to carry on the business of a trust company in all of the Provinces of Canada. On any new appointment the new Trustee shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Trustee.

(3) Any company into which the Trustee may be merged or, with or to which it may be consolidated, amalgamated or sold, or any company resulting from any merger, consolidation, sale or amalgamation to which the Trustee shall be a party, or any company which shall purchase all or substantially all of the corporate trust book of business of the Trustee, shall be the successor trustee under this Indenture without the execution of any instrument or any further act. Nevertheless, upon the written request of the successor Trustee or of the Corporation, the Trustee ceasing to act shall execute and deliver an instrument assigning and transferring to such successor Trustee, upon the trusts herein expressed, all the rights, powers and trusts of the Trustee so ceasing to act, and, upon receipt by the Trustee of payment in full for any outstanding charges due to it, shall duly assign, transfer and deliver all property and money held by the Trustee to the successor Trustee so appointed in its place. Should any deed, conveyance or instrument in writing from the Corporation be required by any new Trustee for more fully and certainly vesting in and confirming to it such estates, properties, rights, powers and trusts, then any and all such deeds, conveyances and instruments in writing shall on request of said new Trustee, be made, executed, acknowledged and delivered by the Corporation.

Section 14.2 Duties of Trustee

(1) In the exercise of the rights, duties and obligations prescribed or conferred by the terms of this Indenture, the Trustee shall act honestly and in good faith and exercise that degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances.

(2) The Trustee, prior to the occurrence of any Event of Default and after the curing or waiving of all Events of Default (if any) which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture.

Section 14.3 Reliance Upon Declarations, Opinions, etc.

In the exercise of its rights, duties and obligations hereunder the Trustee may, if acting in good faith, rely, as to the truth of the statements and accuracy of the opinions expressed therein, upon statutory declarations, opinions, reports or certificates conforming to the requirements of this Indenture, furnished pursuant to any covenant, condition or requirement of this Indenture or required by the Trustee to be furnished to it in the exercise of its rights and duties hereunder, if the Trustee examines such statutory declarations, opinions, reports or certificates and determines that they comply with Section 14.4, if applicable, and with any other applicable requirements of this Indenture. The Trustee may nevertheless, in its discretion, require further proof in cases where it deems further proof desirable. Without restricting the foregoing, the Trustee may rely on an opinion of Counsel satisfactory to the Trustee, notwithstanding that it is delivered by a solicitor or firm which acts as solicitors for the Corporation.

Section 14.4 Evidence and Authority to Trustee, Opinions, etc.

(1) The Corporation shall furnish to the Trustee evidence of compliance with the conditions precedent provided for in this Indenture relating to any action or step required or permitted to be taken by the Corporation or the Trustee under this Indenture or as a result of any obligation imposed under this Indenture, including without limitation, the certification and delivery of Debentures hereunder, the satisfaction and discharge of this Indenture and the taking of any other action to be taken by the Trustee at the request of or on the application of the Corporation, forthwith if and when (a) such evidence is required by any other Section of this Indenture to be furnished to the Trustee in accordance with the terms of this Section 14.4, or (b) the Trustee, in the exercise of its rights and duties under this Indenture, gives the Corporation written notice requiring it to furnish such evidence in relation to any particular action or obligation specified in such notice.

(2) Such evidence shall consist of

(a)	a certificate made by any one officer or director of the Corporation, stating that any such condition precedent has been complied with in accordance with the terms of this Indenture;

(b)

in the case of a condition precedent compliance with which is, by the terms of this Indenture, made subject to review or examination by a solicitor, an opinion of Counsel, that such condition precedent has been complied with in accordance with the terms of this Indenture; and

(c)

in the case of any such condition precedent compliance with which is subject to review or examination by auditors or accountants, an opinion or report of the Auditors of the Corporation whom the Trustee for such purposes hereby approves, that such condition precedent has been complied with in accordance with the terms of this Indenture.

(3) Whenever such evidence relates to a matter other than the certificates and delivery of Debentures and the satisfaction and discharge of this Indenture, and except as otherwise specifically provided herein, such evidence may consist of a report or opinion of any solicitor, auditor, accountant, engineer or appraiser or any other Person whose qualifications give authority to a statement made by him, provided that if such report or opinion is furnished by a director, officer or employee of the Corporation it shall be in the form of a statutory declaration. Such evidence shall be, so far as appropriate, in accordance with the immediately preceding paragraph of this Section.

(4) Each statutory declaration, certificate, opinion or report with respect to compliance with a condition precedent provided for in this Indenture shall include (a) a statement by the Person giving the evidence that they have read and is familiar with those provisions of this Indenture relating to the condition precedent in question, (b) a brief statement of the nature and scope of the examination or investigation upon which the statements or opinions contained in such evidence are based, (c) a statement that, in the belief of the Person giving such evidence, they have made such examination or investigation as is necessary to enable them to make the statements or give the opinions contained or expressed therein, and (d) a statement whether in the opinion of such Person the conditions precedent in question have been complied with or satisfied.

(5) The Corporation shall furnish or cause to be furnished to the Trustee at any time if the Trustee reasonably so requires, its certificate that the Corporation has complied with all covenants, conditions or other requirements contained in this Indenture, the non-compliance with which would, with the giving of notice or the lapse of time, or both, or otherwise, constitute an Event of Default, or if such is not the case, specifying the covenant, condition or other requirement which has not been complied with and giving particulars of such non-compliance. The Corporation shall, whenever the Trustee so requires, furnish the Trustee with evidence by way of statutory declaration, opinion, report or certificate as specified by the Trustee as to any action or step required or permitted to be taken by the Corporation or as a result of any obligation imposed by this Indenture.

Section 14.5 Officer’s Certificates Evidence

Except as otherwise specifically provided or prescribed by this Indenture, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, the Trustee, if acting in good faith, may rely upon an Officer’s Certificate conforming to the requirements of this Indenture.

Section 14.6 Experts, Advisers and Agents

The Trustee may:

(a)

employ or retain and act and rely on the opinion or advice of or information obtained from any solicitor, auditor, valuer, engineer, surveyor, appraiser or other expert, whether obtained by the Trustee or by the Corporation, or otherwise, and shall not be liable for acting, or refusing to act, in good faith on any such opinion or advice and shall not be responsible for any misconduct on the part of any of them and may pay proper and reasonable compensation for all such legal and other advice or assistance as aforesaid. The reasonable costs of such services shall be added to and become part of the Trustee’s remuneration hereunder; and

(b)

employ such agents and other assistants as it may reasonably require for the proper discharge of its duties hereunder, and may pay reasonable remuneration for all services performed for it but it is not responsible for any misconduct, negligence, mistake or error of judgment on the part of any of them (and shall be entitled to receive reasonable remuneration for all services performed by it) in the discharge of the trusts hereof and compensation for all disbursements, costs and expenses made or incurred by it in the discharge of its duties hereunder and in the management of the trusts hereof and any solicitors employed or consulted by the Trustee may, but need not be, solicitors for the Corporation.

Section 14.7 Trustee May Deal in Debentures

Subject to Section 14.2, the Trustee may, in its personal or other capacity, buy, sell, lend upon and deal in the Debentures and generally contract and enter into financial transactions with the Corporation or otherwise, without being liable to account for any profits made thereby.

Section 14.8 Monies and Common Shares Held by Trustee

Until released in accordance with this Indenture, monies held by the Trustee shall be kept segregated in the records of the Trustee and shall be deposited in one or more interest-bearing trust accounts to be maintained by the Trustee in the name of the Trustee at one or more banks having a Standard and Poors Issuer Credit rating of AA- or above (an “Approved Bank”). All Common Shares held by the Trustee pursuant to this Indenture shall be held by the Trustee pursuant to the term of this Indenture and shall not give rise to a debtor-creditor or other similar relationship. The Common Shares held by the Trustee pursuant to this Indenture are at the sole risk of Corporation and, without limiting the generality of the foregoing, the Trustee shall have no responsibility or liability for any diminution in the value of the Common Shares which may result from any deposit made with an Approved Bank pursuant to this Section 14.8, including any losses resulting from a default by the Approved Bank or other credit losses (whether or not resulting from such a default) and any credit or other losses on any deposit liquidated or sold prior to maturity. The parties hereto acknowledge and agree that the Trustee will have acted prudently in depositing the monies at any Approved Bank, and that the Trustee is not required to make any further inquiries in respect of any such bank. The Trustee shall not be liable to account for any profit to any parties to this Indenture or to any other person or entity.

Section 14.9 Trustee Not Ordinarily Bound

Except as provided in Section 8.2 and as otherwise specifically provided herein, the Trustee shall not, subject to Section 14.2, be bound to give notice to any Person of the execution hereof, nor to do, observe or perform or see to the observance or performance by the Corporation of any of the obligations herein imposed upon the Corporation or of the covenants on the part of the Corporation herein contained, nor in any way to supervise or interfere with the conduct of the Corporation’s business, unless the Trustee shall have been required to do so in writing by the holders of not less than 25% of the aggregate principal amount of the Debentures then outstanding, and then only after it shall have been funded and indemnified to its reasonable satisfaction against all actions, proceedings, claims and demands to which it may render itself liable and all costs, charges, damages and expenses which it may incur by so doing.

Section 14.10 Trustee Not Required to Give Security

The Trustee shall not be required to give any bond or security in respect of the execution of the trusts and powers of this Indenture or otherwise in respect of the premises.

Section 14.11 Trustee Not Bound to Act on Corporation’s Request

Except as otherwise specifically provided in this Indenture, the Trustee shall not be bound to act in accordance with any direction or request of the Corporation until a duly authenticated copy of the instrument or resolution containing such direction or request shall have been delivered to the Trustee, and the Trustee shall be empowered to act upon any such copy purporting to be authenticated and believed by the Trustee to be genuine.

Section 14.12 Conditions Precedent to Trustee’s Obligations to Act Hereunder

(1) The obligation of the Trustee to commence or continue any act, action or proceeding for the purpose of enforcing the rights of the Trustee and of the Debentureholders hereunder shall be conditional upon the Debentureholders furnishing when required by notice in writing by the Trustee, sufficient funds to commence or continue such act, action or proceeding and indemnity reasonably satisfactory to the Trustee to protect and hold harmless the Trustee against the costs, charges and expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof.

(2) None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers.

(3) The Trustee may, before commencing or at any time during the continuance of any such act, action or proceeding require the Debentureholders at whose instance it is acting to deposit with the Trustee the Debentures held by them for which Debentures the Trustee shall issue receipts.

Section 14.13 Authority to Carry on Business

The Trustee represents to the Corporation that at the date of execution and delivery by it of this Indenture it is authorized to carry on the business of a trust company in each of the provinces and territories of Canada but if, notwithstanding the provisions of this Section 14.13, it ceases to be so authorized to carry on business, the validity and enforceability of this Indenture and the securities issued hereunder shall not be affected in any manner whatsoever by reason only of such event but the Trustee shall, within 90 days after ceasing to be authorized to carry on the business of a trust company in any of the provinces of Canada, either become so authorized or resign in the manner and with the effect specified in Section 14.1.

Section 14.14 Compensation and Indemnity

(1) The Corporation shall pay to the Trustee from time to time compensation for its services hereunder as agreed separately by the Corporation and the Trustee, and shall pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in the administration or execution of its duties under this Indenture (including the reasonable and documented compensation and disbursements of its Counsel and all other advisers and assistants not regularly in its employ), both before any default hereunder and thereafter until all duties of the Trustee under this Indenture shall be finally and fully performed. Any fees and expenses of the Trustee in connection herewith shall be paid by the Corporation within 30 days of issuance of an invoice therefor and, if not so paid, shall bear interest at a rate per annum to the then-current rate of interest charged by the Trustee to its corporate clients. The Trustee’s compensation shall not be limited by any law on compensation of a trustee of an express trust.

(2) The Corporation hereby indemnifies and agrees to hold harmless the Trustee, its affiliates, their officers, directors, employees, agents, successors and assigns (the “Indemnified Parties”) from and against any and all liabilities whatsoever, losses, damages, penalties, claims, demands, actions, suits, proceedings, costs, charges, assessments, judgments, expenses and disbursements, including reasonable legal fees and disbursements of whatever kind and nature which may at any time be imposed on or incurred by or asserted against the Indemnified Parties, or any of them, whether at law or in equity, in any way caused by or arising, directly or indirectly, in respect of any act, deed, matter or thing whatsoever made, done, acquiesced in or omitted in or about or in relation to the execution of the Indemnified Parties’ duties, or any other services that the Trustee may provide in connection with or in any way relating to this Indenture. The Corporation agrees that its liability under this Section 14.14 shall be absolute and unconditional regardless of the correctness of any representations of any third parties and regardless of any liability of third parties to the Indemnified Parties, and shall accrue and become enforceable without prior demand or any other precedent action or proceeding; provided that the Corporation shall not be required to indemnify the Indemnified Parties in the event of the gross negligence, bad faith or wilful misconduct of the Trustee, and this provision shall survive the resignation or removal of the Trustee or the termination or discharge of this Indenture.

(3) Notwithstanding any other provision of this Indenture, and whether such losses or damages are foreseeable or unforeseeable, the Trustee shall not be liable under any circumstances whatsoever for any (a) breach by any other party of securities law or other rule of any securities regulatory authority, (b) lost profits or (c) special, indirect, incidental, consequential, exemplary, aggravated or punitive losses or damages.

(4) Notwithstanding the foregoing or any other provision of this Indenture, other than in respect of fraud, bad faith, gross negligence and wilful misconduct, any liability of the Trustee shall be limited, in the aggregate, to the amount of annual retainer fees paid by the Corporation to the Trustee under this Indenture in the twelve months immediately prior to the Trustee receiving the first notice of the claim.

Section 14.15 Acceptance of Trust

The Trustee hereby accepts the trusts in this Indenture declared and provided for and agrees to perform the same upon the terms and conditions herein set forth and to hold all rights, privileges and benefits conferred hereby and by law in trust for the various persons who shall from time to time be Debentureholders, subject to all the terms and conditions herein set forth.

Section 14.16 Third Party Interests

Each party to this Indenture (in this paragraph referred to as a “representing party”) hereby represents to the Trustee that any account to be opened by, or interest to be held by, the Trustee in connection with this Indenture, for or to the credit of such representing party, either (i) is not intended to be used by or on behalf of any third party; or (ii) is intended to be used by or on behalf of a third party, in which case such representing party hereby agrees to complete, execute and deliver forthwith to the Trustee a declaration, in the Trustee’s prescribed form or in such other form as may be satisfactory to it, as to the particulars of such third party.

Section 14.17 Anti-Money Laundering

The Trustee shall retain the right not to act and shall not be liable for refusing to act if, due to a lack of information or for any other reason whatsoever, the Trustee, in its sole judgment, acting reasonably, determines that such act might cause it to be in noncompliance with any applicable anti-money laundering or anti-terrorist or economic sanctions legislation, regulation or guideline. Further, should the Trustee, in its sole judgment, acting reasonably, determine at any time that its acting under this Indenture has resulted in its being in non-compliance with any applicable anti-money laundering or anti-terrorist or economic sanctions legislation, regulation or guideline, then it shall have the right to resign on 10 days’ prior written notice sent to the Corporation provided that (i) the Trustee’s written notice shall describe the circumstances of such non-compliance; and (ii) if such circumstances are rectified to the Trustee’s satisfaction within such 10-day period, then such resignation shall not be effective.

Section 14.18 Privacy Laws

The Corporation acknowledges that the Trustee may, in the course of providing services hereunder, collect or receive financial and other personal information about such parties and/or their representatives, as individuals, or about other individuals related to the subject matter hereof, and use such information for the following purposes:

(a)	to provide the services required under this Indenture and other services that may be requested from time to time;

(b)	to help the Trustee manage its servicing relationships with such individuals;

(c)	to meet the Trustee’s legal and regulatory requirements; and

(d)	if Social Insurance Numbers are collected by the Trustee, to perform tax reporting and to assist in verification of an individual’s identity for security purposes.

Each party acknowledges and agrees that the Trustee may receive, collect, use and disclose personal information provided to it or acquired by it in the course of this Indenture for the purposes described above and, generally, in the manner and on the terms described in its Privacy Code, which the Trustee shall make available on its website, www.odysseytrust.com, or upon request, including revisions thereto. The Trustee may transfer personal information to other companies in or outside of Canada that provide data processing and storage or other support in order to facilitate the services it provides.

Further, each party agrees that it shall not provide or cause to be provided to the Trustee any personal information relating to an individual who is not a party to this Indenture unless that party has assured itself that such individual understands and has consented to the aforementioned uses and disclosures.

Section 14.19 Force Majeure

Neither party shall be liable to the other, or held in breach of this Indenture, if prevented, hindered, or delayed in the performance or observance of any provision contained herein by reason of act of God, riots, terrorism, acts of war, epidemics, pandemics governmental action or judicial order, earthquakes, or any other similar causes (including, but not limited to, general mechanical, electronic or communication interruptions, disruptions or failures). Performance times under this Indenture shall be extended for a period of time equivalent to the time lost because of any delay that is excusable under this Section 14.19.

Section 14.20 No Conflict of Interest

The Trustee represents to the Corporation that, to the best of its knowledge, at the date of execution and delivery by it of this Indenture there exists no material conflict of interest in the role of the Trustee as a fiduciary hereunder. The Trustee shall, within 90 days after it becomes aware that such a material conflict of interest exists, either eliminate such material conflict of interest or resign in the manner and with the effect specified in Section 14.1. The validity and enforceability of this Indenture and of the Debentures issued hereunder shall not be affected in any manner whatsoever by reason only that such a material conflict of interest exists.

ARTICLE 15 – SUPPLEMENTAL INDENTURES

Section 15.1 Supplemental Indentures Without Consent of Debentureholders

Notwithstanding Section 15.2, without the consent of any Debentureholders, the Corporation and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

(a)	adding to the covenants of the Corporation herein contained for the protection of the Debentureholders or providing for events of default, in addition to those herein specified;

(b)

curing any ambiguity or to correct or supplement any provision contained herein or in any indenture supplemental hereto which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture or to conform the terms hereof, as amended and supplemented;

(c)	making any change in the Debentures that does not adversely affect in any material respect the rights of the Debentureholders;

(d)

making such provisions not inconsistent with this Indenture as may be necessary or desirable with respect to matters or questions arising hereunder, including the making of any modifications in the form of the Debentures which do not affect the substance thereof and which in the opinion of the Trustee relying on an opinion of Counsel, will not be prejudicial to the interests of the Debentureholders; or

(e)

evidencing the succession, or successive successions, of others to the Corporation and the covenants of and obligations assumed by any such successor in accordance with the provisions of this Indenture.

Section 15.2 Supplemental Indentures With Consent of Debentureholders

Except as provided in Section 15.1 and this Section 15.2, with the consent of the Debentureholders holding in the aggregate not less than 50% in principal amount of the outstanding Debentures to the Corporation and the Trustee, the Corporation and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture which affect the Debentures or of modifying in any manner the rights of the Debentureholders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Debentureholder of each outstanding Debenture:

(a) change the stated maturity of the principal of, premium (if any) or any installment of interest (if any) on any Debenture, or reduce the principal amount thereof, premium (if any) or the rate of interest (if any) thereon, or adversely affect any right of repayment at the option of any Debentureholder, or change the currency in which, any Debenture or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the stated maturity thereof (or, in the case of repayment at the option of the Holder, on or after the repayment date), or adversely affect any right to convert or exchange any Debenture as may be provided herein;

(b) reduce the percentage in principal amount of the outstanding Debentures required for any such supplemental indenture, or the consent of whose Debentureholders is required for any waiver of compliance with certain provisions of this Indenture which affect certain defaults and their consequences provided for in this Indenture; or

(c) modify any of the provisions of this Section 15.2 or Section 8.13, except to increase any such percentage or to provide that certain other provisions of this Indenture which affect cannot be modified or waived without the consent of the Debentureholder of each outstanding Debenture.

It shall not be necessary for any consent of Debentureholders under this Section 15.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

Section 15.3 Execution of Supplemental Indentures

In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article 15 or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects such Trustee’s own rights, duties or immunities under this Indenture or otherwise.

Section 15.4 Effect of Supplemental Indentures

Upon the execution of any supplemental indenture under this Article 15, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Debentureholder theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 15.5 [Reserved]

Section 15.6 Reference in Debentures to Supplemental Indentures

Debentures authenticated and delivered after the execution of any supplemental indenture pursuant to this Article 15 may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Corporation shall so determine, new Debentures so modified as to conform, in the opinion of the Trustee and the Corporation, to any such supplemental indenture may be prepared and executed by the Corporation and authenticated and delivered by the Trustee in exchange for outstanding Debentures.

Section 15.7 Notice of Supplemental Indentures

Promptly after the execution by the Corporation and the Trustee of any supplemental indenture pursuant to the provisions of Section 15.1 or Section 15.2, the Corporation shall give notice thereof to the Holders of each outstanding Debenture affected, in the manner provided for in Section 13.2, setting forth in general terms the substance of such supplemental indenture.

ARTICLE 16 – EXECUTION AND FORMAL DATE

Section 16.1 Execution

This Indenture may be simultaneously executed in several counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument.

Section 16.2 Formal Date

For the purpose of convenience this Indenture may be referred to as bearing the formal date of July 14, 2023 irrespective of the actual date of execution hereof.

Section 16.3 Contracts of the Corporation

The directors of the Corporation, in incurring any debts, liabilities or obligations, or in taking or omitting any other actions for or in connection with the affairs of the Corporation, are and will be conclusively deemed to be, acting for and on behalf of the Corporation, and not in their own personal capacities. None of the directors will be subject to any personal liability for any debts, liabilities, obligations, claims, demands, judgments, costs, charges or expenses (including legal expenses) against or with respect to the Corporation or in respect to the affairs of the Corporation. No property or assets of the directors, owned in their personal capacity or otherwise, will be subject to any levy, execution or other enforcement procedure with regard to any obligations under this Indenture or the Debentures. No recourse may be had or taken, directly or indirectly, against the directors in their personal capacity. The Corporation will be solely liable therefor and resort will be had solely to the property and assets of the Corporation for payment or performance thereof.

No holder of Common Shares as such will be subject to any personal liability whatsoever, whether contractually or otherwise, to any party to this Indenture or pursuant to the Debentures in connection with the obligations or the affairs of the Corporation or the acts or omissions of the directors of the Corporation, whether under this Indenture, the Debentures or otherwise, and the other parties to this Indenture and the holders of the Debentures will look solely to the property and assets of the Corporation for satisfaction of claims of any nature arising out of or in connection therewith and the property and assets of the Corporation only will be subject to levy or execution.

[Signature pages follow]

The parties have executed this Indenture.

CANOPY GROWTH CORPORATION

By:	/s/ Judy Hong
Name: Judy Hong
Title: Chief Financial Officer

ODYSSEY TRUST COMPANY

By:	/s/ Brett Higgs
Name: Brett Higgs
Title: Senior Director, Corporate Trust

By:	/s/ Rachel Wales
Name: Rachel Wales
Title: Director, Corporate Trust

Schedule A - Form of Debenture

THE SECURITY AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF CANOPY GROWTH CORPORATION (THE “CORPORATION”), THAT THIS SECURITY AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE CORPORATION, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BECOME EFFECTIVE OR BEEN DECLARED EFFECTIVE UNDER THE U.S. SECURITIES ACT AND THAT CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER, (C) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE U.S. STATE SECURITIES LAWS, AND, IN THE CASE OF (C) OR (D) ABOVE, AFTER THE HOLDER FURNISHES TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION TO SUCH EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

No. [<>]

$[<>] or such lesser amount as indicated in the Schedule of Conversions, as maintained by the Trustee in accordance with the terms of the Indenture

CANOPY GROWTH CORPORATION

(A corporation incorporated under the laws of Canada)

0.00% CONVERTIBLE SENIOR UNSECURED DEBENTURE

DUE JANUARY 15, 2024

CANOPY GROWTH CORPORATION (the “Corporation”) for value received hereby acknowledges itself obligated and, subject to the provisions of the Indenture (the “Indenture”) dated as of July 14, 2023 between the Corporation and Odyssey Trust Company (the “Trustee”), promises to deliver to the registered holder hereof on January 15, 2024 (the “Maturity Date”), the principal amount hereof plus premium due hereon (if any) and all accrued and unpaid interest hereon in lawful money of Canada, on presentation and surrender of this Debenture at the main branch of the Trustee in Calgary, Alberta in accordance with the terms of the Indenture; provided that, no cash payment shall be payable by the Corporation to the Debentureholders prior to the Maturity Date, subject to Section 8.1 and Article 9 of the Indenture. Subject to Section 2.14, Section 8.1 and Article 9 of the Indenture which contemplates a possible repayment in cash, any and all amounts payable under the Indenture or this Debenture shall be paid in Common Shares and for greater certainty, subject to Section 2.14, Section 8.1 and Article 9 of the Indenture, in no event shall any cash payment or any other property of the Corporation be payable by the Corporation to the Debentureholders in connection with, or as a result of, the issuance, conversion or repayment of the Debentures.

This Debenture is one of the 0.00% Convertible Senior Unsecured Debentures (referred to herein as the “Debentures”) of the Corporation issued or issuable under the provisions of the Indenture. The Debentures authorized for issue immediately are limited to an aggregate principal amount of $40,380,000 in lawful money of Canada. Reference is hereby expressly made to the Indenture for a description of the terms and conditions upon which the Debentures are or are to be issued and held and the rights and remedies of the holders of the Debentures and of the Corporation and of the Trustee, all to the same effect as if the provisions of the Indenture were herein set forth to all of which provisions the holder of this Debenture by acceptance hereof assents. Notwithstanding anything contained herein to the contrary or in the Indenture, no interest or premiums shall be paid on or in respect of the Debentures.

The Debentures are issuable only in denominations of $1,000 and integral multiples of $1,000 thereof. Upon compliance with the provisions of the Indenture, Debentures of any denomination may be exchanged for an equal aggregate principal amount of Debentures in any other authorized denomination or denominations.

Any part, being $1,000 or an integral multiple of $1,000 thereof, of the principal of this Debenture, provided that the principal amount of this Debenture is in a denomination in excess of $1,000, is convertible, at the option of the holder hereof, upon surrender of this Debenture at the principal office of the Trustee in Calgary, Alberta, at any time prior to the close of business on the Maturity Date, into Common Shares at the Conversion Price, all subject to the terms and conditions and in the manner set forth in the Indenture including, without limitation, Section 6.1(3) of the Indenture. The Indenture makes provision for the adjustment of the Conversion Price in the events therein specified. No fractional Common Shares will be issued and where the aggregate number of Common Shares to be issued to a Debentureholder would result in a fraction of a Common Share being issuable, the number of Common Shares to be received by such holder shall be rounded down to the nearest whole Common Share and the holder will not receive any consideration in respect of any such fraction. Holders converting their Debentures in accordance with the terms of the Indenture will receive accrued and unpaid interest thereon payable in Common Shares.

The obligations evidenced by this Debenture, and by all other Debentures now or hereafter certified and delivered under the Indenture, is a direct senior unsecured obligation of the Corporation.

Subject to Section 2.14, Section 8.1 and Article 9 of the Indenture which contemplate a possible repayment in cash, it is hereby acknowledged confirmed and agreed that (i) each payment hereunder on principal, premium, if any, interest, if any, or (ii) any conversion of this Debenture will only be settled by the payment and delivery of Common Shares and in no event will any cash payment or other property be payable by the Corporation to the holder of this Debenture in connection with, or as a result of, the issuance, conversion or repayment of this Debenture. Subject to Section 2.14, Section 8.1 and Article 9 of the Indenture which contemplates a possible repayment in cash, furthermore, notwithstanding anything to the contrary in the Indenture or the Debentures including, for greater certainty, Section 8.4 of the Indenture, the recourse of the Trustee (on behalf of the Debentureholders) and Debentureholders against the Corporation and the Corporation’s liability under the Indenture and under the Debentures shall be limited solely to the payment and delivery of Common Shares and the Trustee (on behalf of the Debentureholders) and Debentureholders shall not have any right to payment from the Corporation or against any of the Corporation’s property or assets other than Common Shares. For the avoidance of doubt, to the extent that the Trustee (on behalf of the Debentureholders) and Debentureholders receive such number of Common Shares as is equal to the sum of the aggregate principal amount of such Debentures outstanding at such time (or until payment is received by the Trustee) plus all accrued and unpaid interest thereon (subject to Section 7.10) divided by the Conversion Price as of such date, then the Corporation shall have no liability under the Debentures or the Indenture and the Trustee (on behalf of the Debentureholders) and Debentureholders shall have no recourse under the Debentures or the Indenture and the Debentures shall have no force and effect and shall be automatically deemed to be surrendered and cancelled.

Notwithstanding anything to the contrary in the Indenture or this Debenture including, for greater certainty, the provisions of Section 8.6 of the Indenture, in no event (including, for greater certainty, on maturity) shall the Corporation issue, be required to issue or be deemed to have issued a number of Common Shares upon conversion or otherwise pursuant to the Indenture or this Debenture (including, for greater certainty on account of any principal, premium, if any, interest, if any) and no Debentureholder shall have the right to convert (on maturity or otherwise) any portion of this Debenture pursuant to the terms and conditions of the Indenture or this Debenture and any such conversion shall be null and void and treated as if never made, in each case, to the extent that after giving effect to such conversion, any Debentureholder together with the other Attribution Parties collectively would beneficially own or exercise control or direction over, directly or indirectly in excess of the Maximum Percentage of the Common Shares outstanding immediately after giving effect to such conversion. In the event that the issuance of Common Shares under the Indenture or this Debenture on the Maturity Date (and not prior to) would result in a Debentureholder (collectively with any other Attribution Parties) beneficially owning or being able to exercise control or direction over, directly or indirectly, the Maximum Percentage of the Common Shares outstanding immediately after giving effect to such conversion or issuance, such number of Common Shares up to but not in excess of the Maximum Percentage shall be issued and after such number of Common Shares have been issued, the remaining issued and outstanding Debentures shall be automatically deemed to be surrendered and cancelled. For purposes of this paragraph, the aggregate number of Common Shares beneficially owned by a Debentureholder and the other Attribution Parties shall include the number of Common Shares held by such Debentureholder and all other Attribution Parties plus the number of Common Shares issuable upon conversion of this Debenture with respect to which the determination of such sentence is being made, but shall exclude Common Shares which would be issuable upon (A) conversion of the remaining, nonconverted portion of a Debenture beneficially owned by such Debentureholder or any of the other Attribution Parties and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Corporation (including, without limitation, any convertible notes or convertible preferred stock or warrants) beneficially owned by such Debentureholder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in Section 8.6 of the Indenture. For purposes of this Debenture and Section 8.6(4) of the Indenture, beneficial ownership shall be calculated in accordance with Section 13(d) of the U.S. Securities Exchange Act. For purposes of determining the number of outstanding Common Shares a Debentureholder may acquire upon the conversion of Debentures without exceeding the Maximum Percentage, the Debentureholder may rely on the number of outstanding Common Shares as reflected in the most recent of (x) the Corporation’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the SEC, as the case may be, (y) a more recent public announcement by the Corporation or (z) any other written notice by the Corporation or its transfer agent, if any, setting forth the Reported Outstanding Share Number. If the Corporation receives a conversion notice from a Debentureholder at a time when the actual number of outstanding Common Shares is less than the Reported Outstanding Share Number, the Corporation shall notify the Debentureholder in writing of the number of Common Shares then outstanding and, to the extent that such conversion notice would otherwise cause such Debentureholder’s beneficial ownership, as determined pursuant to Section 8.6(4) of the Indenture, to exceed the Maximum Percentage, such Debentureholder must notify the Corporation of a reduced number of Common Shares to be converted pursuant to such conversion notice. For any reason at any time, upon the written request of a Debentureholder, the Corporation shall within one (1) Business Day confirm orally and in writing or by electronic mail to the Trustee the number of Common Shares then outstanding. In any case, the number of outstanding Common Shares shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Debentures, by the applicable Debentureholder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of Common Shares to a Debentureholder upon conversion of Debentures results in such Debentureholder and the other Attribution Parties being deemed to beneficially own or exercise control or direction over, directly or indirectly, in the aggregate, more than the Maximum Percentage of the number of outstanding Common Shares (as determined under Section 13(d) of the U.S. Securities Exchange Act), the number of shares so issued by which such Debentureholder’s and the other Attribution Parties’ aggregate beneficial ownership or control exceeds the Maximum Percentage (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and such Debentureholder shall not have the power to vote or to transfer the Excess Shares. The provisions of this paragraph shall be construed and implemented in strict conformity with the terms of Section 8.6(4) of the Indenture to the extent necessary to correct this paragraph (or any portion of this paragraph) which may be defective or inconsistent with the intended beneficial ownership limitation contained in Section 8.6(4) of the Indenture or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be waived and shall apply to a successor holder of this Debenture and any and all Debentures.

Notwithstanding anything to the contrary in the Indenture or this Debenture including, for greater certainty, the provisions of Section 8.6 of the Indenture, it is hereby acknowledged and agreed that the limitations contained in Section 8.6 of the Indenture shall not apply to the rights and protections of the Trustee under Section 14.14 of the Indenture.

The Indenture contains provisions binding upon all holders of Debentures outstanding thereunder and instruments signed by the holders of a specified percentage of Debentures outstanding, which resolutions or instruments may have the effect of amending the terms of this Debenture or the Indenture.

The Indenture contains provisions disclaiming any personal liability on the part of holders of Common Shares and officers, directors and employees of the Corporation in respect of any obligation or claim arising out of the Indenture or this Debenture.

This Debenture may only be transferred, upon compliance with the conditions prescribed in the Indenture, in one of the registers to be kept at the principal office of the Trustee in the City of Calgary, Alberta and in such other place or places and/or by such other registrars (if any) as the Corporation with the approval of the Trustee may designate. No transfer of this Debenture shall be valid unless made on the register by the registered holder hereof or their executors or administrators or other legal representatives, or their attorney duly appointed by an instrument in form and substance satisfactory to the Trustee or other registrar, and upon compliance with such reasonable requirements as the Trustee and/or other registrar may prescribe and upon surrender of this Debenture for cancellation. Thereupon a new Debenture or Debentures in the same aggregate principal amount shall be issued to the transferee in exchange hereof.

This Debenture shall not become obligatory for any purpose until it shall have been certified by the Trustee under the Indenture.

Capitalized words or expressions used in this Debenture shall, unless otherwise defined herein, have the meaning ascribed thereto in the Indenture. In the event of any inconsistency between the terms of this Debenture and the Indenture, the terms of the Indenture shall govern. However, all terms used in this Debenture which are defined in the U.S. Securities Act, (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in the U.S. Securities Act

IN WITNESS WHEREOF the Corporation has caused this Debenture to be signed by its authorized representatives as of July 14, 2023.

CANOPY GROWTH CORPORATION

By:

TRUSTEE’S CERTIFICATE

This Debenture is one of the 0.00% Convertible Senior Unsecured Debentures due January 15, 2024 referred to in the Indenture within mentioned.

Dated:

ODYSSEY TRUST COMPANY

By:
Name:
Title:

REGISTRATION PANEL

(No writing hereon except by Trustee or other registrar)

Date of Registration	In Whose Name Registered	Signature of Trustee or Registrar

Schedule B - Form of Notice of Conversion

CONVERSION NOTICE

To:	CANOPY GROWTH CORPORATION and ODYSSEY TRUST COMPANY Stock Exchange Tower 1230 – 300 5th Avenue SW Calgary AB T2P 3C4

Note:	All capitalized terms used herein have the meaning ascribed thereto in the Indenture mentioned below, unless otherwise indicated.

The undersigned registered holder of 0.00% Convertible Senior Unsecured Debentures irrevocably elects to convert such Debentures (or $[<>] principal amount thereof and all accrued and unpaid interest on such principal amount being converted up to but excluding the date hereof (such interest being $[<>]) for a total conversion amount of $[<>]*) in accordance with the terms of the Indenture referred to in such Debentures and tenders herewith the Debentures and directs that the Common Shares of CANOPY GROWTH CORPORATION issuable upon a conversion be issued and delivered to the person indicated below.

The undersigned hereby directs that the said Common Shares be issued as follows:

☐     Check here if requesting delivery of such Common Shares as a certificate pursuant to the following instructions:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF COMMON SHARES

☐     Check here if requesting delivery of such Common Shares electronically with The Canadian Depository for Securities as follows:

Registration:	CDS & Co., 85 Richmond Street West, Toronto, ON
CDS Participant:
CUID Number:

B-1

Deposit ID:
Contact Name, Phone & Email:

Dated:
(Signature of Registered Holder)

*	If less than the full principal amount of the Debentures, indicate in the space provided the principal amount (which must be $1,000 or integral multiples of $1,000 thereof).

*	Indicate in the space provided the accrued and unpaid interest up to but excluding the date hereof on such principal amount being converted.

NOTE:	If Common Shares are to be issued in the name of a person other than the holder, the signature must be guaranteed by a chartered bank, a trust company or by a member of an acceptable Medallion Guarantee Program. The Guarantor must affix a stamp bearing the actual words: “SIGNATURE GUARANTEED”.

(Print name in which Common Shares are to be issued, delivered and registered)

Name:

Address

(City, Province and Postal Code)

Name of guarantor:

Authorized signature:

B-2

Schedule C - Form of Schedule of Conversions

The following conversions to Common Shares have taken place:

Date of Conversion	Conversion Price as of Date of Conversion	Principal Amount Converted to Common Shares	Interest Converted to Common Shares in respect of Principal Amount Converted	Principal Amount of Debenture Remaining	Signature of authorized officer of Registrar or Trustee

C-1

Schedule D - Common Share Legend

THE SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF CANOPY GROWTH CORPORATION (THE “CORPORATION”), THAT THIS SECURITY MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE CORPORATION, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BECOME EFFECTIVE OR BEEN DECLARED EFFECTIVE UNDER THE U.S. SECURITIES ACT AND THAT CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER, (C) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE U.S. STATE SECURITIES LAWS, AND, IN THE CASE OF (C) OR (D) ABOVE, AFTER THE HOLDER FURNISHES TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION AND THE TRANSFER AGENT FOR THE COMMON SHARES TO SUCH EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

D-1

Schedule E - Form of Certificate of Transfer

To:	CANOPY GROWTH CORPORATION

AND TO:	ODYSSEY TRUST COMPANY Stock Exchange Tower 1230 – 300 5th Avenue SW Calgary AB T2P 3C4

Re: Transfer of Debentures

Reference is hereby made to the Indenture, dated as of July 14, 2023 (the “Indenture”), between Canopy Growth Corporation, as issuer (the “Corporation”), and Odyssey Trust Company, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

____________(the “Transferor”) owns and proposes to transfer the Debentures or interests in such Debentures specified in Annex A hereto, in the principal amount of $____________ (the “Transfer”), to                                                                                       (the “Transferee”), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that such Debenture is being transferred to:

☐ Canopy Growth Corporation; or

☐ Pursuant to a registration statement that has become or been declared effective under the Securities Act of 1933, as amended;

☐ Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended, or any other available exemption from the registration requirements of the Securities Act of 1933, as amended.

This certificate and the statements contained herein are made for your benefit and the benefit of the Corporation.

[Insert Name of Transferor]

By:
Name: •
Title: •

Dated:

E-1